UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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NovaBay Pharmaceuticals, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOVABAY PHARMACEUTICALS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 16, 2010

To the Shareholders of NovaBay Pharmaceuticals, Inc.:

NOTICE IS HEREBY GIVEN that the 2010 Annual Meeting of Shareholders (the “Annual Meeting”) of NovaBay Pharmaceuticals, Inc., a California corporation (“NovaBay”), will be held on Wednesday, June 16, 2010 at 2:00 p.m. Pacific Time at Woodfin Hotel Emeryville, 5800 Shellmound, Emeryville, CA 94608 for the following purposes:

1.
To elect three Class III directors to hold office for a term of three years or until their respective successors are elected and qualified. The nominees for election are Ramin (“Ron”) Najafi, Paul Freiman, and Harry Hixson, Jr.

2.	To ratify the appointment by our Audit Committee of OUM & Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

3.
To approve the principal terms of a certain Agreement and Plan of Merger between NovaBay and a wholly-owned Delaware subsidiary of NovaBay by which we will effect the reincorporation of NovaBay from California to Delaware (the “Reincorporation”).

4.	To approve, in the event that the Reincorporation is effected, the ability of the Board of Directors to determine the size of the Board of Directors.

5.	To transact any other business which may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on April 20, 2010 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Wednesday, June 16, 2010.

The proxy statement and annual report to security holders are available at www.envisionreports.com/NBY (for registered Shareholders only) and www.edocumentview.com/NBY (for all Shareholders).

All shareholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign, date and return the enclosed proxy card in the enclosed postage-paid and addressed envelope. If your shares are held in “street name” (i.e., your shares are held in the name of a brokerage firm, bank or other nominee) you should receive from that institution an instruction form for voting in lieu of a proxy card, and you must instruct your broker or bank on how to vote your shares.

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Should you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please sign, date and return each proxy card or voting instruction form to ensure that all of your shares are voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

By Order of the Board of Directors,

/s/ Ramin Najafi, Ph.D.
April 22, 2010	Ramin (“Ron”) Najafi, Ph.D. Chairman of the Board, Chief Executive Officer and President

YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

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NOVABAY PHARMACEUTICALS, INC.
5980 Horton Street, Suite 550
Emeryville, California 94608

PROXY STATEMENT

These proxy materials and the enclosed proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of NovaBay Pharmaceuticals, Inc., a California corporation, to be voted at the 2010 Annual Meeting of Shareholders to be held on Wednesday, June 16, 2010 (the “Annual Meeting”) and at any adjournment or postponement of the Annual Meeting. The Annual Meeting will be held at 2:00 p.m. Pacific Time at Woodfin Hotel Emeryville, 5800 Shellmound, Emeryville, California 94608. These proxy solicitation materials are expected to be mailed on or about May 7, 2010, to all shareholders entitled to vote at the Annual Meeting.

Purpose of Meeting

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of the Annual Meeting of Shareholders (the “Notice”) and are described in more detail in this proxy statement.

Voting; Quorum

The record date for determining those shareholders who are entitled to notice of, and to vote at, the Annual Meeting has been fixed as April 20, 2010. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Each shareholder is entitled to one vote for each share of our common stock held by such shareholder as of the Record Date. As of the Record Date 23,309,188 shares of our common stock were outstanding and no shares of our preferred stock were outstanding.

The presence at the Annual Meeting, either in person or by proxy, of holders of a majority of the outstanding shares of our common stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes (i.e., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power). Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Broker non-votes and votes marked “withheld” will not be counted towards the tabulation of votes cast on such proposals presented to the shareholders.

Required Votes

For Proposal One, the election of directors, the three nominees receiving the highest number of affirmative votes of our common stock, present or represented by proxy and entitled to vote at the Annual Meeting, will be elected. Votes withheld shall have no legal effect.

To be adopted, Proposal Two, the ratification of the appointment by our Audit Committee of OUM & Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010, requires the affirmative vote of a majority of the shares represented and voting at the Annual Meeting (which shares voting affirmatively also constitute at least a majority of the required quorum).

To be adopted, Proposal Three, the Reincorporation, a majority of our outstanding stock must approve the Reincorporation. As a result, abstentions and broker non-votes will have the effect of a vote against Proposal Four.

To be adopted, Proposal Four, the removal of the requirement to have nine to eleven directors on the Board if the Reincorporation is approved, a majority of our outstanding stock must approve Proposal 4. As a result, abstentions and broker non-votes will have the effect of a vote against Proposal Four.

Proxies

Please use the enclosed proxy card to vote by mail. If your shares are held in street name, then in lieu of a proxy card you should receive from that institution an instruction form for voting and you must follow the voting instructions you receive from that institution. Should you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please be sure to complete, sign, date and return each proxy card or voting instruction form to ensure that all of your shares will be voted. Only proxy cards that have been signed, dated and timely returned will be counted in the quorum and voted.

If the enclosed proxy card is properly signed and returned to us, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the directors proposed by the Board under Proposal One unless the authority to vote for the election of such directors is withheld and, if no contrary instructions are given, the proxy will be voted FOR the approval of Proposals Two, Three and Four described in the Notice and this proxy statement.

The enclosed proxy also grants the proxy holders discretionary authority to vote on any other business that may properly come before the Annual Meeting. We have not been notified by any shareholder of his or her intent to present a shareholder proposal at the Annual Meeting.

If your shares are held in your name, you may revoke or change your vote at any time before the Annual Meeting by filing a notice of revocation or another signed proxy card with a later date with our corporate Secretary at our principal executive offices at 5980 Horton Street, Suite 550, Emeryville, California 94608. If your shares are held in street name, you should contact the record holder to obtain instructions if you wish to revoke or change your vote before the Annual Meeting. If you attend the Annual Meeting and vote by ballot, any proxy that you submitted previously to vote the same shares will be revoked automatically and only your vote at the Annual Meeting will be counted. Simply attending the meeting will not, by itself, revoke your proxy. If your shares are held in street name and you want to vote in person at the Annual Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Annual Meeting. In the absence of a legal proxy issued by the record holder of your shares your vote in person at the Annual Meeting will not be effective. If you do not vote in person at the Annual Meeting or submit voting instructions to your broker, your broker may still be permitted to vote your shares on certain routine matters; the election of directors, the Reincorporation and the removal of the requirement to have nine to eleven directors on the Board are not routine matters.

Voting by Telephone or through the Internet

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares by telephone or through the Internet. A large number of banks and brokerage firms provide eligible shareholders the opportunity to vote in this manner. If your bank or brokerage firm allows for this, your voting form will provide instructions for such alternative method of voting.

Solicitation

NovaBay will bear the entire cost of proxy solicitation, including the costs of preparing, assembling, printing and mailing this proxy statement, the proxy card and any additional solicitation material furnished to the shareholders. Copies of the solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their reasonable expenses in forwarding the solicitation materials to the beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by personal contact, telephone, facsimile, email or any other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services.

At the discretion of management, we may retain a professional firm of proxy solicitors to assist in the solicitation of proxies, although we do not currently expect to retain such a firm.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL ONE:

ELECTION OF DIRECTORS

Our articles of incorporation provides for a classified board of directors consisting of three classes of directors, each serving staggered three-year terms and each as nearly equal in number as possible as determined by our Board. As a result, a portion of our Board will be elected each year. Our Board currently consists of eight persons. Mr. Freiman, Dr. Hixson and Dr. Najafi have been designated Class III directors whose terms expire at this Annual Meeting. Dr. Dailley and Mr. Tufts have been designated Class I directors whose terms expire at the 2011 Annual Meeting of Shareholders. Mr. Cashion, Mr. Wicks and Dr. McPherson have been designated Class II directors whose terms expire at the 2012 Annual Meeting of Shareholders. The class whose term of office expires at the Annual Meeting currently consists of three directors.

On the recommendation of the Nominating and Corporate Governance Committee, our Board selected and approved Paul Freiman, Harry F. Hixson, Jr. and Ramin (“Ron”) Najafi as nominees for election in the class being elected at the Annual Meeting to serve for a term of three years, expiring at the 2013 Annual Meeting of Shareholders, or until their successors are duly elected and qualified or until their earlier resignation or removal. Each of the current nominees other than Dr. Hixson was elected to the Board by our shareholders; Dr. Hixson was recommended for initial election to our Board by Thomas Paulson, and appointed as a director by our Board.

Each nominee for election is currently a member of our Board and has agreed to serve if elected. Management has no reason to believe that any of the nominees will be unavailable to serve. In the event any of the nominees named herein is unable to serve or declines to serve at the time of the Annual Meeting, the persons named in the enclosed proxy will exercise discretionary authority to vote for substitutes. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below.

Shareholder Approval

The three nominees receiving the highest number of affirmative votes of the outstanding shares of our common stock present or represented by proxy and entitled to vote at the Annual Meeting shall be elected as directors.

Recommendation of Our Board of Directors

For the reasons described in this Proxy Statement, our Board of Directors recommends unanimously that you vote “FOR” the Class III director nominees listed below.

Directors and Nominees

The names of our directors and nominees, their ages and positions with us as of March 31, 2010, and biographical information about them, are as follows:

Name	Age	Current Position(s)
Ramin (“Ron”) Najafi, Ph.D.	51	Chairman of the Board, Chief Executive Officer and President
Charles J. Cashion(1)	59	Director
Anthony Dailley, D.D.S.(2)(3)	55	Director
Paul E. Freiman(1)(2)	75	Director
Harry F. Hixson, Jr.(1)(2)	71	Director
T. Alex McPherson, M.D., Ph.D.(3)	71	Lead Independent Director
Robert R. Tufts(1)(3)	76	Director
Tony D.S. Wicks(2)	71	Director
————————
(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Corporate Governance Committee.

Class III Director Nominees

Paul E. Freiman has served as a director of NovaBay Pharmaceuticals, Inc. since May 2002. He also served as a director of NovaCal Pharmaceuticals, LLC (“NovaCal LLC”) from May 2001 to May 2002. Since January 2009, Mr. Freiman has been an independent pharmaceutical professional and consultant. Mr. Freiman’s prior experience includes serving as the president and chief executive officer of Neurobiological Technologies, Inc. (OTC: NTII) and a member of its board of directors from April 1997 until December 2008. Mr. Freiman’s prior experience also includes serving as the former chairman and chief executive officer of Syntex Corporation from 1990 to 1995, which was sold to The Roche Group for $5.3 billion during his tenure. Mr. Freiman currently serves as chairman of Penwest Pharmaceutical Co. (NASDAQ: PPCO), currently serves on the board of directors of NeoPharm, Inc. (NASDAQCM: NEOL), Otsuka American Pharmaceuticals, Inc., and Otsuka America, Inc., and served on the board of directors of Calypte Biomedical Corporation (OTC: CBMC) until September 2009. Mr. Freiman received a B.S. in pharmacy from Fordham University and an honorary doctorate from the Arnold & Marie Schwartz College of Pharmacy. The Board considers Mr. Freiman’s experience guiding Syntex through an acquisition to be an asset to the Board and believes that Mr. Freiman’s prior experiences as a chief executive officer of pharmaceutical companies gives him operational and industry expertise and leadership skills that are important to our Board. In addition, having spent nearly nine years as one of our directors, Mr. Freiman has extensive historical knowledge about NovaBay and provides valuable Board continuity.

Harry F. Hixson, Jr., Ph.D. has served as a director of NovaBay Pharmaceuticals, Inc. since January 2009. He currently serves as chairman of the board of Sequenom Inc. (NASDAQ: SQNM), a genetics and molecular diagnostic company, as its interim chief executive officer from September 2009 to March 2010, when he became Sequenom’s chief executive officer. He is also a member of the board of directors of Infinity Pharmaceuticals, Inc. (NASDAQ: INFI), a cancer drug discovery and development company. He also was a member of the board of directors of Discovery Partners International, Inc. (NASDAQ: DPII) from 2001 until it was acquired by Infinity Pharmaceuticals, Inc. in 2006. Dr. Hixson has also served as a director of Arena Pharmaceuticals, Inc. (NASDAQ: ARNA) since 2004, and serves as a director of BrainCells, Inc., a privately held biopharmaceutical company focused on central nervous system drug development. At BrainCells, he served as chairman from December 2003 to November 2009 and was chief executive officer from July 2004 until September 2005. He served as president and chief operating officer of Amgen, Inc. (“Amgen”) and as a member of its board of directors from 1988 to 1991. Prior to Amgen, Dr. Hixson held various management positions with Abbott Laboratories, including vice president, diagnostic products business group, and vice president, research and development, in the diagnostics division. He has been involved with the start-up of several biopharmaceutical companies, including Neurocrine Biosciences and Signal Pharmaceuticals, now part of Celgene.  Dr. Hixson received his Ph.D. in physical biochemistry from Purdue University and an M.B.A. from the University of Chicago. He also received an Honorary Doctor of Science degree from Purdue University. The Board believes that Dr. Hixson’s scientific expertise, his industry background and his extensive experience as a chief executive officer of public and private biopharmaceutical companies all position him to make an effective contribution to the medical and scientific understanding of the Board, which the Board believes to be particularly important as we accelerate our drug development efforts.

Ramin (“Ron”) Najafi, Ph.D. has served as the chairman of the board and president since July 2002, and as the chief executive officer of NovaBay Pharmaceuticals, Inc. since November 2004. Prior to joining us, from January 2000 to June 2002, Dr. Najafi served in various management positions with NovaCal LLC, including as chairman of the board from January 2000 to June 2002, as president and chief scientific officer from February 2002 to June 2002 and as chief executive officer from January 2000 to February 2002. Dr. Najafi received his B.S. and M.S. degrees in chemistry from the University of San Francisco and a Ph.D. in organic chemistry from the University of California at Davis. Prior to joining NovaBay, Dr. Najafi held senior management and leadership roles at companies including Applied Biosystems, Rhone Poulenc Rorer (now Sanofi-Aventis), Aldrich Chemical and California Pacific Labs, Inc. where he was president and chief executive officer. The Board believes Dr. Najafi’s historical knowledge of NovaBay, his senior management experience and his scientific expertise bring valuable leadership skills and industry expertise to the Board.

Directors Whose Terms Continue

Class I Director Nominees – Terms Expiring at the 2011 Annual Meeting

Anthony Dailley, D.D.S. has served as a director of NovaBay Pharmaceuticals, Inc. since May 2002. Dr. Dailley has been involved in a number of start-up companies, including serving as a director of NovaCal LLC from January 2000 to May 2002. We acquired all of the assets of NovaCal LLC in July 2002. Dr. Dailley currently serves as the president of Breathcare, a specialty dental practice which he founded in 2000. From 1995 to 2000, he was the treasurer and a member of the board of directors of Indicator Technologies, Inc., a medical device company in California and from 1985 to 1986 was a co-owner of 1-800-DENTIST, a dentist referral service that he co-founded. Dr. Dailley received his B.S. in cell and molecular biology from San Francisco State University and his dental degree from the University of the Pacific School of Dentistry in San Francisco, where he also taught for a number of years. The Board believes Dr. Dailley’s more than 14 years of management experience in the health, fitness and wellness industry brings valuable industry expertise to the Board.

Robert R. Tufts has served as a director of NovaBay Pharmaceuticals, Inc. since May 2002. He also served as a director of NovaCal LLC from February 2001 to May 2002. Mr. Tufts is a founding law partner of Tufts Stephenson & Kasper, LLP, which he formed in April 1999, and was formerly a partner with Jackson Tufts Cole and Black, LLP for over 35 years. He specializes in corporate representation for start-up and emerging businesses, business financings, mergers and acquisitions, and in corporate taxation. Mr. Tufts received his B.A. in history from New York University and received his law degree from Harvard Law School. Mr. Tufts was a legal advisor to NovaBay from 2002 to 2007 and is the author of various legal publications. He specializes in corporate representation of start-up and emerging businesses, corporate financing, mergers and acquisitions and corporate taxation. The Board believes Mr. Tufts’  experience in corporate law and corporate governance brings valuable expertise to the Board.

Class II Director Nominees – Terms Expiring at the 2012 Annual Meeting

Charles J. Cashion has served as a director of NovaBay Pharmaceuticals, Inc. since November 2005. Mr. Cashion currently serves as the senior vice president and chief financial officer of Conatus Pharmaceuticals Inc., a biotechnology start-up company focused in the areas of inflammation and liver disease, which he co-founded with other senior management of Idun Pharmaceuticals, Inc. (“Idun”) following the sale of Idun to Pfizer, Inc. in July 2005. From 2001 to July 2005, Mr. Cashion was the executive vice president, chief financial officer and secretary of Idun. Mr. Cashion’s prior experience also includes serving as the senior vice president, chief financial officer and secretary of Quidel Corporation (NASDAQ: QDEL), a publicly owned, medical diagnostics company, and as the senior vice president, finance, chief financial officer, secretary, and treasurer of The Immune Response Corporation , a publicly owned biopharmaceutical company. Mr. Cashion currently serves as a member of the board of directors of American Life Science Pharmaceutical, Inc., iDiverse Corporation and Ridge Diagnostics. Mr. Cashion received his B.S. in accounting and an M.B.A. in finance from Northern Illinois University. The Board believes Mr. Cashion’s extensive knowledge of finance and accounting and his experience as a chief financial officer bring valuable skills and expertise to the Board.

T. Alex McPherson, M.D., Ph.D. has served as a director of NovaBay Pharmaceuticals, Inc. since July 2006 and was appointed as the Lead Independent Director on January 1, 2010.  Dr. McPherson was president and chief executive officer of Biomira, Inc., a biotechnology company specializing in the development of products for the treatment of cancer, from 1991 until his retirement in May 2006. Biomira was recently renamed Oncothyreon and reincorporated in the U.S. (NASDAQ: ONTY). He is a Fellow of the Australasian, Canadian and American Colleges of Physicians and is a past President of both the Alberta and Canadian Medical Associations. Dr. McPherson is currently a Professor Emeritus in the Faculty of Medicine of the University of Alberta, and was Deputy Minister of the Alberta Ministry of Hospitals and Medical Care and the Deputy Commissioner and Executive Director of the Premier’s Commission on Future Health Care for Albertans (The Rainbow Report). He also served on the board of directors of Carrington Laboratories, Inc. until 2009. Dr. McPherson received his M.D. in medicine from the University of Alberta and his Ph.D. from the University of Melbourne. The Board believes Dr. McPherson’s medical background, international industry expertise and his experience in public service bring valuable skills to the Board.

Tony D.S. Wicks has served as a director of NovaBay Pharmaceuticals, Inc. since May 2002. He also served as a director of NovaCal LLC from March 2001 to May 2002. Mr. Wicks was the chief executive officer of American Resource Corporation Inc., a public company in the mining industry with activities in North and South America from 1986 to 1995.  Prior to that, he was a managing director and board member of London-based companies Guthrie Corporation PLC, GPG International PLC (part of the Guinness group) and United City Merchants PLC. Since 1995, Mr. Wicks has been pursuing private investments, venture work and participating in property investments. Mr. Wicks received his H.N.C. in electrical engineering from Essex Polytechnic. The Board believes Mr. Wicks’ chief executive officer experiences brings valuable leadership skills and managerial expertise to the Board. In addition, due to his Board service since 2001, Mr. Wicks has extensive historical knowledge about NovaBay and provides valuable Board continuity.

Family Relationships

There are no family relationships among any of our directors, executive officers or director nominees.

CORPORATE GOVERNANCE

Code of Ethics and Business Conduct

Our Board has adopted a Code of Ethics and Business Conduct which applies to all directors, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions) and employees. The full text of our Code of Ethics and Business Conduct is available on the Corporate Governance section of our website at www.novabaypharma.com. We intend to disclose future amendments to certain provisions of the Code of Ethics and Business Conduct, and any waivers of provisions of the Code of Ethics and Business Conduct required to be disclosed under the rules of the Securities and Exchange Commission (“SEC”), at the same location on our website.

Director Independence

Our Board has determined that each of its members, other than Dr. Najafi, our chief executive officer, satisfies the requirements for “independence” as defined in the NYSE Amex Company Guide.

Board Committees and Meetings

Our Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee each has a written charter that is reviewed annually and revised as appropriate. A copy of each committee’s charter is available on the Corporate Governance section of our website at www.novabaypharma.com.

During the year ended December 31, 2009, the Board and the various committees of the Board held the following number of meetings: Board of Directors—eight; Audit Committee—six; Compensation Committee—eight; and Nominating and Corporate Governance Committee—four. During 2009, no director attended fewer than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings of any committees of the Board held while he was serving on the Board or such committee.

Audit Committee. Our 2009 Audit Committee consisted of Dr. Hixson, Mr. Cashion, Mr. Freiman and Mr. Tufts. Mr. Cashion is the chairman  of the Audit Committee. Our Board has determined that each member of the Audit Committee is independent, as defined in the NYSE Amex Company Guide and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Cashion qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC. The functions of this committee include:

•	meeting with our management periodically to consider the adequacy of our internal controls and the objectivity of our financial reporting;

•	meeting with our independent auditors and with internal financial personnel regarding these matters;

•	pre-approving audit and non-audit services to be rendered by our independent auditors;

•	engaging and determining the compensation of our independent auditors and oversight of the work of our independent auditors;

•
reviewing our financial statements and periodic reports and discussing the statements and reports with our management and independent auditors, including any significant adjustments, management judgments and estimates, new accounting policies and disagreements with management;

•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls and auditing matters;

•	reviewing our financing plans and reporting recommendations to our full Board for approval and to authorize action; and

•	administering and discussing with management and our independent auditors our Code of Ethics and Business Conduct.

Both our independent auditors and internal financial personnel regularly meet privately with the Audit Committee and have unrestricted access to this committee.

Compensation Committee. Our 2009 Compensation Committee consisted of Mr. Wicks, Mr. Freiman, Dr. Dailley and Dr. Hixson. Mr. Wicks is the chairman of our Compensation Committee. Our Board has determined that each member of the Compensation Committee is independent, as defined in the NYSE Amex Company Guide. The functions of this committee include:

•
reviewing and, as it deems appropriate, recommending to our Board, policies, practices and procedures relating to the compensation of our directors, officers and other managerial employees and the establishment and administration of our employee benefit plans;

•	exercising authority under our employee benefit plans;

•	reviewing and approving executive officer and director indemnification and insurance matters; and

•	advising and consulting with our officers regarding managerial personnel and development.

The Compensation Committee may delegate its authority to act to subcommittees of the Compensation Committee, as set forth in its charter, but has not done so historically.

Decisions regarding executive compensation are ultimately determined by the Compensation Committee, which reviews a number of factors in its decisions, including market information about the compensation of executive officers at similar-sized biotechnology companies within our geographic region, or peer group companies, and recommendations from our chief executive officer and chief financial officer. Additionally, the our management subscribes to the Radford Life Science Compensation Survey (the “Compensation Survey”), from which we collect data for base salary, target annual bonuses and equity compensation for various positions at our peer group companies. The market data is used as a guide, against which the Compensation Committee evaluates the compensation of each of the named executive officers in light of the executive’s scope of responsibility, expertise and business knowledge. In 2009, the Compensation Committee engaged consultants from Radford to advise it on various compensation-related matters. In addition to helping the Compensation Committee review the Compensation Survey data, the Radford consultant participated in meetings of the Compensation Committee to advise it about equity compensation matters, assisted the Compensation Committee in director compensation matters and helped the Compensation Committee develop a list of peer group companies for the Compensation Committee to use in establishing benchmarks for executive officer and director compensation. The chief executive officer and chief financial officer attend all meetings of the Compensation Committee except where their respective compensation packages are being discussed and participate in Compensation Committee discussions setting compensation of other officers and employees. This process allows the Compensation Committee to set compensation at levels it believes are appropriate to retain and motivate our named executive officers.

Future decisions regarding executive compensation will continue to be the responsibility of our Compensation Committee. In 2010, the Compensation Committee plans to review the salaries of our named executive officers to evaluate the competitiveness of our executive compensation and to determine whether the total compensation paid to each of our named executive officers was reasonable in the aggregate. The Compensation Committee will review Radford Consulting salary data and compare existing executive salaries with data of companies in the life science industry with 50 employees or less.

Nominating and Corporate Governance Committee. Our 2009 Nominating and Corporate Governance Committee consisted of Dr. Dailley, Mr. Tufts and Dr. McPherson. Dr. McPherson is the chairman of our Nominating and Corporate Governance Committee. Our Board has determined that each member of the Nominating and Corporate Governance Committee is independent, as defined in the NYSE Amex Company Guide. The functions of this committee include:

•	identifying qualified candidates to become members of our Board;

•	selecting nominees for election of directors at the next annual meeting of shareholders (or special meeting of shareholders at which directors are to be elected);

•	selecting candidates to fill vacancies on our Board;

•	developing and recommending to our Board our corporate governance guidelines; and

•	overseeing the evaluation of our Board.

In connection with their recommendations regarding the size and composition of the Board, the Nominating and Corporate Governance Committee reviews the appropriate qualities and skills required of directors in the context of the then current make-up of the Board. This includes an assessment of each candidate’s independence, personal and professional integrity, financial literacy or other professional or business experience relevant to an understanding of our business, ability to think and act independently and with sound judgment, and ability to serve our shareholders’ long-term interests. These factors, and others deemed appropriate by the Nominating and Corporate Governance Committee in contributing to our Board’s heterogeneity, are reviewed in the context of an assessment of the perceived needs of the Board at a particular point in time. As a result, the priorities and emphasis of the Nominating and Corporate Governance Committee and of the Board may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective directors. The Nominating and Corporate Governance Committee leads the search for and selects, or recommends that the Board select, candidates for election to the Board. Consideration of new director candidates typically involves a series of committee discussions, review of information concerning candidates and interviews with selected candidates. Candidates for nomination to our Board typically have been suggested by other members of the Board or by our executive officers. From time to time, the Nominating and Corporate Governance Committee may engage the services of a third-party search firm to identify director candidates. NovaBay does not have a policy with respect to Board diversity, and the Nominating and Corporate Governance Committee and the Board historically have not considered diversity in recommending Board nominees.

The Nominating and Corporate Governance Committee will consider candidates for directors recommended by our shareholders who meet the eligibility requirements for submitting shareholder proposals for inclusion in our next proxy statement. This committee will evaluate such recommendations applying its regular nominee criteria. Eligible shareholders wishing to recommend a nominee must submit such recommendation in writing to the Chairman, Nominating and Corporate Governance Committee, care of the corporate Secretary, by the deadline for shareholder proposals set forth in the prior year’s proxy statement, specifying the following information: (i) the shareholder’s intent to nominate one or more persons for election as director of the corporation, the name of each such nominee proposed by the shareholder giving the notice and the reason for making such nomination at the annual meeting, (ii) name and address, as they appear on the corporation’s books, of the shareholder proposing such nomination and the beneficial owner, if any, on whose behalf the nomination is proposed, (iii) the class and number of shares of the corporation that are owned beneficially and of record by the shareholder proposing such nomination and the beneficial owner, if any, on whose behalf the nomination is proposed, (iv) any material interest of such shareholder proposing such nomination and the beneficial owner, if any, on whose behalf the proposal is made, (v) a description of all arrangements or understandings between or among any of (A) the shareholder giving the notice, (B) each nominee and (C) any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder giving the notice, (vi) such information as the Board or the Nominating and Corporate Governance Committee, or similar committee appointed by the Board, may require pursuant to resolutions of the Board or such committee’s charter, (vii) such other information regarding each nominee proposed by the shareholder giving the notice as would be required to be included in a proxy statement filed in accordance with proxy rules of the SEC had the nominee been nominated, or intended to be nominated, by the Board and (viii) the signed consent of each nominee proposed by the shareholder giving the notice to serve as a director of the corporation if so elected.

No candidates for director nominations were submitted to the Nominating and Corporate Governance Committee by any shareholder in connection with the election of directors at the Annual Meeting. Each of the director nominees standing for election at this Annual Meeting is a current director of NovaBay.

Other Board Matters

Board Leadership Structure. Since the roles of NovaBay’s chief executive officer and chairman of the board are assumed by one person, our Board determined that it was appropriate to have a lead independent director and, effective January 1, 2010, the Board nominated Dr. McPherson as its lead independent director. As lead independent director, Dr. McPherson presides at all Board meetings when the chairman is not present, including executive sessions of the Board’s independent directors; acts as a liaison to shareholders who request direct communication with the Board; consults with the chairman in setting the agenda for Board meetings and with the chairman and chief executive officer on matters relating to corporate governance and Board performance; and performs such other duties as the Board may delegate to him from time to time.

Board’s Role in Risk Oversight. One of the Board’s key functions is informed oversight of NovaBay’s risk management process. The Board does not have a formal risk management committee, but rather administers this oversight function through various standing committees of the Board that address risks inherent in their respective areas of oversight. Our Audit Committee is responsible for considering and discussing financial and enterprise risk exposures, including internal controls, and discusses with management, and the independent registered public accountants, our policies with respect to risk assessment and risk management, including risks related to fraud, liquidity, credit operations and regulatory compliance. In addition, under our whistleblower policy, employees wishing to report concerns or complaints they have related to accounting, auditing and internal controls submit such concerns in confidence, or anonymously if desired, to an outside administrator who forwards complaints to our Audit Committee chairman. Our Audit Committee monitors the effectiveness of the whistleblower policy. Our Nominating and Corporate Governance Committee monitors the effectiveness of our compliance and ethics policies, including whether they are successful in preventing  illegal or improper liability-creating conduct, and our compliance with legal and regulatory requirements.

Annual Meeting Attendance. We do not have a formal policy regarding attendance by members of our Board at annual meetings of shareholders; however, directors are encouraged to attend all such meetings. In 2009,  all of our eight directors attended the 2009 Annual Meeting of Shareholders.

Shareholder Communications to the Board

Our Board has implemented a process by which shareholders may send written communications directly to the attention of the Board, any committee of the Board or any individual Board member, care of our chief executive officer (“CEO”), Ron Najafi, at 5980 Horton Street, Suite 550, Emeryville, California 94608. The name of any specific intended Board recipient should be noted in the communication. Our CEO will be responsible primarily for collecting, organizing and monitoring communications from shareholders and, where appropriate depending on the facts and circumstances outlined in the communication, providing copies of such communications to the intended recipients. Communications will be forwarded to directors if they relate to appropriate and important substantive corporate or Board matters. Communications that are of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration will not be forwarded to the Board.

PROPOSAL TWO:

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of our Board has selected OUM & Co. LLP as our independent auditors for the fiscal year ending December 31, 2010. We are asking the shareholders to ratify the selection by the Audit Committee of OUM & Co. LLP as our independent auditors to audit our consolidated financial statements for the fiscal year ending December 31, 2010 and to perform other appropriate services. Shareholder ratification of the selection of OUM & Co. LLP as our independent auditors is not required by our bylaws or otherwise. In the event that the shareholders fail to ratify the appointment, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee, in its sole discretion, may direct the appointment of a different independent accounting firm at any time during the year if the committee feels that such a change would be in our best interests and our shareholders’ best interests.

A representative of OUM & Co. LLP is expected to be present at the Annual Meeting and will have the opportunity to make a brief presentation to the shareholders if he or she so desires and is expected to be available to respond to appropriate questions from shareholders.

Fees Paid to Independent Registered Public Accounting Firm

The following table sets forth the fees billed to us for the fiscal years ended December 31, 2008 and 2009 by Davidson & Company LLP (“Davidson”), our independent registered public accounting firm for such years:

	2009	2008
Audit Fees	$154,200	$109,864
Audit-Related Fees	―	―
Tax Fees	―	―
All Other Fees	―	―
Total Fees	$154,200	$109,864

Audit Fees. Audit fees consisted of fees billed by Davidson for professional services rendered in connection with the audit and quarterly reviews of our consolidated financial statements. Such fees included fees associated with the review of registration statements on Form S-3 and Form S-8.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

All engagements for services by Davidson or other independent registered public accountants are subject to prior approval by the Audit Committee; however, de minimis non-audit services instead may be approved in accordance with applicable SEC rules. The Audit Committee approved all services provided by Davidson for the fiscal years ended December 31, 2008 and 2009.

 Shareholder Approval

To approve the ratification of the appointment by our Audit Committee of OUM & Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010, at least [number = 25% of total outstanding plus 2] “FOR” votes must be obtained, and more “FOR” votes must be received than “AGAINST” votes. Abstentions will have no effect.

Change in Independent Registered Public Accounting Firm

Previous Independent Registered Public Accounting Firm

On April 2, 2010, NovaBay notified its independent registered public accounting firm, Davidson & Company LLP, of its decision to dismiss Davidson & Company LLP as NovaBay’s independent registered public accounting firm effective as of April 1, 2010. The decision to change independent registered public accounting firms was approved by NovaBay’s Audit Committee in an action by unanimous written consent dated April 1, 2010.

The reports of Davidson & Company LLP on NovaBay’s financial statements as of and for the years ended December 31, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and through April 1, 2010, the date of Davidson & Company LLP’s dismissal, there were no disagreements with Davidson & Company LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Davidson & Company LLP, would have caused Davidson & Company LLP to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such period.

During NovaBay’s two most recent fiscal years, and through April 1, 2010, the date of Davidson & Company LLP’s dismissal, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

New Independent Registered Public Accounting Firm

On April 2, 2010, NovaBay engaged OUM & Co. LLP as its new independent registered public accounting firm, effective immediately. The decision to engage OUM & Co. LLP as NovaBay’s independent registered public accounting firm was approved by NovaBay’s Audit Committee in an action by unanimous written consent dated April 1, 2010. During the two most recent fiscal years, and through April 2, 2010, the date of OUM & Co. LLP’s engagement, NovaBay did not consult with OUM Co. LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Recommendation of Our Board of Directors

Our Board of Directors recommends unanimously that you vote “FOR” the ratification of the selection of OUM & Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

GENERAL QUESTIONS AND ANSWERS ABOUT THE REINCORPORATION

Why is NovaBay electing to reincorporate from California to Delaware?

The Board believes that the Reincorporation in Delaware will give NovaBay a greater measure of flexibility in corporate governance than is currently available under California law, and will help NovaBay attract and retain its directors and officers. NovaBay’s Board also believes Delaware’s corporate laws are generally more modern, flexible, highly developed and predictable than California’s corporate laws. Delaware corporate laws also are periodically revised to be responsive to the changing legal and business needs of corporations. For this reason, many public corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by NovaBay. The principal reasons for the Reincorporation are described in greater detail on page 17 of this Proxy Statement under the heading “ Principal Reasons for the Reincorporation “.

Will NovaBay change its name as a result of the Reincorporation?

No. NovaBay will retain the name “NovaBay Pharmaceuticals, Inc.” but will be incorporated under the laws of the state of Delaware.

Will the Reincorporation change the business of NovaBay?

No. The Reincorporation will not change the current business of NovaBay. Following the Reincorporation, NovaBay will continue to be a clinical stage biopharmaceutical company developing novel and synthetic anti-infective product candidates to treat and prevent a wide range of infections, without developing resistance, in hospital and non-hospital environments. The principal executive offices will remain located at 5980 Horton Street, Suite 550, Emeryville, California 94608. Only NovaBay’s state of incorporation will change.

Will NovaBay have the same directors and executive officers that NovaBay currently has following the Reincorporation?

Yes. The executive officers and members of the Board will not change as a result of the Reincorporation.

Who are the parties to the Reincorporation?

NovaBay Pharmaceuticals, Inc., a California Corporation

NovaBay is a clinical stage biopharmaceutical company developing novel and synthetic anti-infective product candidates to treat and prevent a wide range of infections, without developing resistance, in hospital and non-hospital environments. NovaBay was incorporated in the State of California in 2000, and operates on a calendar fiscal year.

NovaBay Pharmaceuticals, Inc., a Delaware Corporation

NovaBay Pharmaceuticals, Inc., a Delaware corporation (“NovaBay (Delaware)”), is a recently formed and wholly-owned subsidiary of NovaBay. NovaBay (Delaware) was formed for the sole purpose of effecting the Reincorporation. Pursuant to the Agreement and Plan of Merger (the “Reincorporation Agreement”), attached as Appendix A to this Proxy Statement, NovaBay will merge with and into NovaBay (Delaware) to effect the Reincorporation, with NovaBay (Delaware) as the surviving entity. NovaBay (Delaware) presently has no operating history and has nominal assets, liabilities and capitalization.

The principal place of business of each of NovaBay and NovaBay (Delaware) is located at 5980 Horton Street, Suite 550, Emeryville, California 94608. The telephone number for each is 510-899-8800.

What are the principal terms of the Reincorporation?

Pursuant to the Reincorporation Agreement:

•	NovaBay will merge with and into NovaBay (Delaware), with NovaBay (Delaware) as the surviving corporation;

•	The separate corporate existence of NovaBay in California will cease upon the effectiveness of the merger;

•	The business of NovaBay will continue unaffected and unimpaired by the Reincorporation;

•	Each outstanding share of NovaBay common stock automatically will be converted into one share of NovaBay (Delaware) common stock;

•	NovaBay (Delaware) will assume NovaBay’s stock option plans as well as its other employee incentive plans, including the 2007 Omnibus Incentive Plan;

•	The existing holders of NovaBay common stock will own all of the outstanding shares of NovaBay (Delaware) common stock and no change in ownership will result from the Reincorporation;

•	NovaBay (Delaware) common stock will continue to be traded on the NYSE Amex under the symbol “NBY,” the current symbol of NovaBay; and

•	The directors and executive officers of NovaBay will be the directors and executive officers of NovaBay (Delaware).

When is the Reincorporation expected to be completed?

NovaBay expects that the Reincorporation will close within 30 days following the Annual Meeting.

What if the principal terms of the Reincorporation Agreement are not approved by NovaBay’s shareholders?

The merger and Reincorporation transaction will not occur and you will continue to hold shares of NovaBay’s Common Stock and NovaBay will continue to be incorporated in the State of California.

Does the Reincorporation affect my ownership or percent of ownership in NovaBay?

No. Upon consummation of the merger effecting the Reincorporation, each outstanding share of NovaBay Common Stock automatically will be converted into one share of common stock of the surviving corporation in the merger, NovaBay (Delaware), the shares of NovaBay (Delaware) Common Stock held by NovaBay will be cancelled, and no additional shares will be issued in the merger. Therefore, the number of shares and the percentage of ownership you hold in NovaBay will not be changed by virtue of the Reincorporation.

Why am I voting on the Reincorporation and separately on the size of the Board of Directors?

Included in NovaBay’s Articles of Incorporation is a requirement that the size of the Board be nine to eleven directors, which requirement cannot be changed without a vote of shareholders. NovaBay would like to remove this provision to enable the Board to determine its size. However, because removal of the Board size requirement must be approved by NovaBay’s shareholders, we are not bundling the removal of the Board size requirement with the Reincorporation so that NovaBay’s shareholders can vote separately on the removal of this requirement in the event that they wish to approve the Reincorporation but not remove the Board size requirement. See Proposal Four for a detailed discussion.

How does the Board of Directors recommend that I vote?

NovaBay’s Board unanimously approved the principal terms of the Reincorporation Agreement, the Reincorporation and the removal of the requirement that NovaBay’s Board of Directors consist of nine to eleven directors and, accordingly, recommends that you vote your shares “FOR” Proposal Three (the “Reincorporation Proposal”) and “FOR” Proposal Four (the “Size of Board of Directors Proposal”).

Will the common stock of NovaBay (Delaware) be publicly traded?

Yes. After the Reincorporation, NovaBay’s Common Stock will no longer be listed on the NYSE Amex, but NovaBay (Delaware)’s Common Stock will be listed on the NYSE Amex for trading under NovaBay’s current symbol “NBY.” NovaBay will not complete the Reincorporation unless and until NovaBay (Delaware)’s Common Stock is approved for listing on the NYSE Amex.

PROPOSAL THREE:

REINCORPORATION OF THE COMPANY FROM CALIFORNIA TO DELAWARE

Overview

On March 17, 2010, NovaBay’s Board approved the reincorporation of NovaBay from California to Delaware by means of a merger of NovaBay with and into a wholly-owned subsidiary of NovaBay, NovaBay Pharmaceuticals, Inc., a Delaware corporation (“NovaBay (Delaware)”), recently established to effect the reincorporation. NovaBay (Delaware) will survive the merger and issue one share of its common stock for each outstanding share of NovaBay’s Common Stock in connection with the merger (the “Reincorporation”). The name of the Delaware corporation, which will be the successor to NovaBay, will be NovaBay Pharmaceuticals, Inc.

The Board believes that the Reincorporation in Delaware will give NovaBay a greater measure of flexibility in corporate governance than is currently available under California law, and will help NovaBay attract and retain its directors and officers. NovaBay’s Board also believes Delaware’s corporate laws are generally more modern, flexible, highly developed and predictable than California’s corporate laws. Delaware corporate laws also are periodically revised to be responsive to the changing legal and business needs of corporations. For this reason, many public corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by NovaBay.

Shareholders are urged to read the Proxy Statement carefully, including the related Appendices referenced below and attached to this Proxy Statement, before voting on the Reincorporation. The following discussion summarizes material provisions of the Reincorporation. This summary is subject to and qualified in its entirety by the Agreement and Plan of Merger (the “Reincorporation Agreement”) that will be entered into by NovaBay and NovaBay (Delaware) in substantially the form attached hereto as Appendix A and the Certificate of Incorporation of NovaBay (Delaware) to be effective after the Reincorporation, in substantially the form attached hereto as Appendix B (the “Delaware Certificate”) and the Bylaws of NovaBay (Delaware) to be effective after the Reincorporation (the “Delaware Bylaws”), in substantially the form attached hereto as Appendix C. Copies of the Articles of Incorporation of NovaBay filed in California, as amended to date (the “California Articles”), and the Bylaws of NovaBay, as amended to date (the “California Bylaws”), are filed publicly as exhibits to our periodic reports and are also available for inspection at the principal office of NovaBay. Copies will be sent to shareholders free of charge upon written request to Corporate Secretary, NovaBay Pharmaceuticals, Inc., 5980 Horton Street, Suite 550, Emeryville, California 94608.

Approval of the Reincorporation includes approval of the principal terms of the Reincorporation Agreement. The principal terms of the Reincorporation Agreement have been approved by the Board of Directors and sole stockholder of NovaBay (Delaware).

As of the record date, directors and executive officers of NovaBay currently own 4,159,640 shares of NovaBay Common Stock, which is 17.8% of the outstanding shares. We expect that the directors and executive officers will vote all their shares in favor of the Reincorporation.

Mechanics of the Reincorporation

The Reincorporation will be effected by the merger of NovaBay with and into NovaBay (Delaware), a wholly-owned subsidiary of NovaBay that has been recently incorporated under the Delaware General Corporation Law (the “DGCL”) for purposes of the Reincorporation. NovaBay will cease to exist as a result of the merger and NovaBay (Delaware) will be the surviving corporation and will continue to operate the business of NovaBay as it existed prior to the Reincorporation. Assuming approval by the shareholders of NovaBay, NovaBay currently intends to cause the Reincorporation to become effective shortly following the Annual Meeting, scheduled for June 16, 2010.

At the effective time of the Reincorporation (the “Effective Time”), NovaBay will be governed by the Delaware Certificate, the Delaware Bylaws and the DGCL. Although the Delaware Certificate and the Delaware Bylaws contain many similar provisions from the California Articles and the California Bylaws, they nevertheless include provisions that are somewhat different from the provisions contained in the current California Articles, California Bylaws or under the California General Corporation Law. See “Significant Differences Between the Corporation Laws of California and Delaware” beginning on page 22.

In the event the Reincorporation is approved, upon the Effective Time, each outstanding share of NovaBay common stock will automatically be converted into one share of common stock of NovaBay (Delaware). Each outstanding option to purchase shares of NovaBay common stock will be converted into an option to purchase the same number of shares of NovaBay (Delaware) common stock with no other changes in the terms and conditions of such option. NovaBay’s other employee benefit arrangements will be continued by NovaBay (Delaware) upon the terms and subject to the conditions specified in such plans. In addition, each outstanding warrant exercisable for shares of NovaBay common stock will be converted into a warrant exercisable for the same number of shares of NovaBay (Delaware) common stock with no other changes in the terms and conditions of such warrant. Each outstanding share of NovaBay (Delaware) common stock prior to the Effective Time will be cancelled upon the Effective Time and will thereafter be authorized and unissued common stock of NovaBay (Delaware).

CERTIFICATES CURRENTLY ISSUED FOR SHARES IN NOVABAY WILL AUTOMATICALLY REPRESENT SHARES IN NOVABAY (DELAWARE) UPON COMPLETION OF THE MERGER, AND SHAREHOLDERS WILL NOT BE REQUIRED TO EXCHANGE STOCK CERTIFICATES AS A RESULT OF THE REINCORPORATION.

Other than the change in corporate domicile, the Reincorporation will not result in any change in the business, physical location, management, assets, liabilities or net worth of NovaBay, nor will it result in any change in location of NovaBay’s current employees, including management. Upon consummation of the Reincorporation, the daily business operations of NovaBay will continue as they are presently conducted at NovaBay’s principal executive office located at 5980 Horton Street, Suite 550, Emeryville, California 94608. The consolidated financial condition and results of operations of NovaBay (Delaware) immediately after consummation of the Reincorporation will be the same as those of NovaBay immediately prior to the consummation of the Reincorporation. In addition, upon the effectiveness of the merger, the Board of Directors of NovaBay (Delaware) will consist of those persons elected to the current Board of Directors of NovaBay, and will continue to serve for the term of their respective elections to NovaBay’s Board, and the individuals serving as executive officers of NovaBay immediately prior to the Reincorporation will continue to serve as executive officers of NovaBay (Delaware), without a change in title or responsibilities. Upon effectiveness of the Reincorporation, NovaBay (Delaware) will be the successor in interest to NovaBay and the shareholders will become stockholders of NovaBay (Delaware).

The Reincorporation Agreement provides that the Board of Directors of NovaBay may abandon the Reincorporation at any time prior to the Effective Time if the Board of Directors determines that the Reincorporation is inadvisable for any reason. For example, the DGCL or the California General Corporation Law may be changed to reduce the benefits that NovaBay hopes to achieve through the Reincorporation, or the costs of operating as a Delaware corporation may be increased, although NovaBay does not know of any such changes. The Reincorporation Agreement may be amended at any time prior to the Effective Time, either before or after the shareholders have voted to adopt the proposal, subject to applicable law. NovaBay will re-solicit shareholder approval of the Reincorporation if the terms of the Reincorporation Agreement are changed in any material respect.

Principal Reasons for the Reincorporation

The Board believes that any direct benefit that the DGCL provides to a corporation indirectly benefits the shareholders, who are the owners of NovaBay. The Board believes that there are several reasons why a reincorporation to Delaware is in the best interests of NovaBay and its shareholders. As explained in more detail below, these reasons can be summarized as follows:

•	greater predictability, flexibility and responsiveness of the DGCL to corporate needs through a more highly developed and predictable body of corporate law;

•	access to specialized courts;

•	enhanced ability of Delaware corporations to attract and retain qualified directors and executive officers; and

•	greater access to capital.

Highly Developed and Predictable Corporate Law. Our Board of Directors believes Delaware has one of the most modern statutory corporation laws, which is revised regularly to meet changing legal and business needs of corporations. The Delaware legislature is responsive to developments in modern corporate law and Delaware has proven sensitive to changing needs of corporations and their shareholders. The Delaware Secretary of State is particularly flexible and responsive in its administration of the filings required for mergers, acquisitions and other corporate transactions. Delaware has become a preferred domicile for most major American corporations and the DGCL and administrative practices have become comparatively well-known and widely understood. As a result of these factors, it is anticipated that the DGCL will provide greater efficiency, predictability and flexibility in NovaBay’s legal affairs than is presently available under California law.

Access to Specialized Courts. Delaware has a specialized Court of Chancery that hears corporate law cases. As the leading state of incorporation for both private and public companies, Delaware has developed a vast body of corporate law that helps to promote greater consistency and predictability in judicial rulings. In addition, Chancery Court actions and appeals from Chancery Court rulings proceed expeditiously. In contrast, California does not have a similar specialized court established to hear only corporate law cases. Rather, disputes involving questions of California corporate law are either heard by the California Superior Court, the general trial court in California that hears all manner of cases, or, if federal jurisdiction exists, a federal district court.

Recruiting and Retention Benefits. We are in a highly competitive industry and compete for talented individuals to serve on our management team and on our Board. The Board believes that the better understood and comparatively stable corporate environment afforded by Delaware will better enable NovaBay to recruit talented and experienced directors and officers. In seeking to attract outside directors from across the country, the Board believes that being governed by a more predictable body of statutory and case law offered by Delaware could serve as an advantage in this area. NovaBay believes that the better understood, and comparatively stable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies, most of which are incorporated in Delaware, in the recruitment, from time to time, of talented and experienced directors and officers.

Additionally, the parameters of director and officer liability are more extensively addressed in Delaware court decisions and are therefore better defined and better understood than under California law. NovaBay’s Board believes that reincorporation in Delaware will enhance NovaBay’s ability to recruit and retain directors and officers in the future, while providing appropriate protection for shareholders from possible abuses by directors and officers. In this regard, it should be noted that directors’ personal liability is not, and cannot be, eliminated under the DGCL for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit.

Greater Access to Capital. Underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for NovaBay following the Reincorporation because Delaware law is better understood than California law.

Except as set forth below, NovaBay is generally not seeking to change materially the current charter and Bylaw provisions of NovaBay through reincorporation and, except for those changes described below, this proposal does not seek to alter materially the rights of the shareholders or the rules by which NovaBay operates or by which its affairs are governed.

Possible Negative Considerations

Notwithstanding the belief of the Board as to the benefits to the shareholders of the Reincorporation, it should be noted that Delaware law has been criticized by some commentators and institutional shareholders on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states. The Reincorporation of NovaBay in Delaware may make it more difficult for minority shareholders to elect directors and influence NovaBay’s policies. It also should be noted that the interests of the Board, management and affiliated shareholders in voting on the Reincorporation proposal may not be the same as those of unaffiliated shareholders. For a comparison of shareholders’ rights and the power of management under Delaware and California law, see “The Charters and Bylaws of NovaBay and NovaBay (Delaware) Compared and Contrasted” beginning on page 19 and “Significant Differences Between the Corporation Laws of California and Delaware” beginning on page 22. In addition, franchise taxes in Delaware may be greater than in California.

The Board of Directors has considered the potential disadvantages of the Reincorporation and has concluded that the potential benefits outweigh the possible disadvantages.

Recommendation of Our Board of Directors

    For the reasons described in this Proxy Statement, our Board of Directors recommends unanimously that you vote “FOR” approval of the Reincorporation Proposal.

The Charters and Bylaws of NovaBay and NovaBay (Delaware) Compared and Contrasted

With certain exceptions, the provisions of the Delaware Certificate and Delaware Bylaws are generally consistent with those of the California Articles and California Bylaws. However, the Reincorporation includes the implementation of certain provisions in the Delaware Certificate and Delaware Bylaws which are required or permitted by the DGCL and which may alter the rights of shareholders and the powers of management and reduce shareholder participation in certain important corporate decisions.

Certain of the provisions in the Delaware Certificate and the Delaware Bylaws, similar to those contained the California Articles and California Bylaws, may, however, facilitate future efforts to deter, delay or prevent changes in control of NovaBay (Delaware). Such provisions include the following:

Delaware Certificate. The Delaware Certificate (similar to the California Articles) authorizes 65,000,000 shares of common stock and 5,000,000 shares of preferred stock and gives the Board the authority, within the limitations in the Delaware Certificate, to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any unissued series of preferred stock. Shares of preferred stock could be issued in connection with a shareholder rights plan, or poison pill or rights plan, which would allow shareholders (other than hostile parties) to purchase NovaBay (Delaware) common stock at a discount to the then current market price, which would have a dilutive effect on the hostile parties.

Section 203. NovaBay (Delaware) has not opted out of Section 203 of the DGCL and will be subject to it. As discussed in more detail below, Section 203 prohibits, subject to certain exceptions, a Delaware corporation from engaging in a business combination with an interested shareholder (i.e., a shareholder acquiring 15% or more of the outstanding voting stock) for three years following the date that such shareholder becomes an interested shareholder. Shareholders holding 15% or more of NovaBay (California) stock on the effective date of the Reincorporation (if approved), including our Executive Chairman of the Board, will have been interested shareholders for more than three years and therefore will not be subject to the restrictions contained in Section 203. Section 203 makes certain types of unfriendly or hostile corporate takeovers, or other non-board approved transactions involving a corporation and one or more of its significant shareholders, more difficult.

Bylaw Amendments. The Delaware Bylaws, similar to the California Bylaws, permit both the shareholders of NovaBay (Delaware) and a majority of the directors to amend the Delaware Bylaws; provided, however, that under the California Bylaws, a change in the size of the Board of Directors outside of the range of 9 to 11 directors required the consent of shareholders. This power to amend the Delaware Bylaws may be used to deter, delay or prevent a change in control of NovaBay (Delaware). In particular, as described below, the Delaware Bylaws impose time frames by which director nominations and shareholder proposals may be made by shareholders of NovaBay (Delaware).

Further, the California Bylaws do not permit shareholders to amend certain provisions of the Bylaws other than by a vote of 66 2/3% of the outstanding shares.  Under the California Bylaws, the Board is empowered to extend this super-majority voting requirement to all of the provisions of the California Bylaws.  The Delaware Bylaws do not permit the stockholders to amend the Bylaws other than by a vote of 66 2/3% of the outstanding shares.

No Shareholder Action by Written Consent. The Delaware Bylaws do not permit shareholders to act by written consent. This provision limits the ability of the shareholders to act only at an annual or special meeting of stockholders. The California Bylaws allowed shareholders to act by written consent of the holders of outstanding stock representing the minimum number of votes that would be necessary to authorize or take such action at a duly called meeting, but only in the event that the Board of Directors approved the matter to be acted upon by written consent.

Approval by shareholders of the Reincorporation proposal will constitute an approval of the Delaware Certificate and Delaware Bylaws, including the inclusion of the provisions described herein. In addition, certain other changes altering the rights of shareholders and powers of management could be implemented in the future by amendment of the Delaware Certificate following shareholder approval and certain such changes could be implemented by amendment of the Delaware Bylaws without shareholder approval. For a discussion of such changes, see “Significant Differences Between the Corporation Laws of California and Delaware .” This discussion of the Delaware Certificate and Delaware Bylaws is qualified by reference to Appendices B and C attached hereto, respectively.

Change in Number of Directors

Under the California General Corporation Law, although a change in the number of directors must in general be approved by the shareholders, the board of directors may fix the exact number of directors within a stated range set forth in either the articles of incorporation or bylaws, if that stated range has been approved by the shareholders. Any change outside of the established range or a change in the established range must be approved by the shareholders. The California Bylaws provide that a change in the stated range must be approved by a vote of the holders of at least a majority of the outstanding shares.

Under the DGCL, the number of directors shall be fixed by or in the manner provided in the bylaws, unless the certificate of incorporation fixes the number of directors (in which case a change in the number of directors may be made only by an amendment of such certificate, which would require a vote of shareholders).

Both the California Articles and Bylaws and the Delaware Certificate establish a range of nine to eleven directors, and following the Reincorporation, under the Delaware Bylaws, the Board may fix the number of directors within the stated range and the approval of the holders of at least a majority of the outstanding shares would be required to change the stated range of directors, as would be the case in California. Separately, in Proposal Four, we are asking for our shareholders to remove this range and provide that the Board may establish the size of the Board.

Filling Vacancies on the Board of Directors

Under California law, any vacancy on the board of directors other than one created by removal of a director may be filled by the board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice, or by a sole remaining director. A vacancy created by removal of a director may be filled by the Board only if authorized by a corporation’s articles of incorporation or by a bylaw approved by the corporation’s shareholders. The California Bylaws follow California law and provide that all vacancies on the Board, whether caused by removal, resignation, death or otherwise, may be filled by a majority of the remaining directors or, if the number of directors then in office is less than a quorum, by the unanimous written consent of the directors then in office, the affirmative vote of a majority of the directors then in office at a meeting held pursuant to notice or waivers of notice complying with California Corporations Code Section 307, or by a sole remaining director.

 Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws. The Delaware Bylaws follow Delaware law and provide that vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless the board of directors determines that the stockholders shall fill any such vacancy or newly created directorship.

Shareholder Proposal Notice Provisions

There is no specific statutory requirement under California or Delaware law with regard to advance notice of director nominations and shareholder proposals. Absent a bylaw restriction, director nominations and shareholder proposals are subject to federal securities laws, which generally provide that shareholder proposals that the proponent wishes to include in NovaBay’s proxy materials must be received not less than 120 days in advance of the anniversary of the date on which the proxy statement was released in connection with the previous year’s annual meeting.

The California Bylaws provide that notice containing the name of any person to be nominated by any shareholder for election as a director of NovaBay together with other specified information relating to the nominee shall be delivered to the Secretary of NovaBay not less than 120 nor more than 150 calendar days prior to the anniversary date of the date (as specified in NovaBay’s proxy materials for its immediately preceding annual meeting of shareholders) on which NovaBay first mailed its proxy materials for its immediately preceding annual meeting of shareholders; provided, however, that in the event the annual meeting is called for a date that is not within 30 calendar days of the anniversary date of the date on which the immediately preceding annual meeting of shareholders was called, to be timely, notice by the shareholder must be so received not later than the close of business on the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made.

The Delaware Bylaws provide that notice must be received by the Secretary at NovaBay’s principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that, in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made.

Majority Voting

California law provides that in uncontested elections of directors, the approval of the shareholders, as defined in Section 153 of the California Corporations Code, will be required to elect each director. If an incumbent director fails to be elected by approval of the shareholders in an uncontested election, then, unless the incumbent director has earlier resigned, the term of the incumbent director shall end on the date that is the earlier of ninety (90) days after the date on which the voting results are determined or the date on which the Board selects a person to fill the office held by such incumbent director. The California Bylaws follow California law.

Under the DGCL, shareholders can adopt a bylaw amendment that specifies the vote necessary for the election of directors, such as a majority vote. Additionally, the DGCL specifically allows a director to tender his or her resignation in advance, with the resignation to be effective when delivered, at a later date or only upon the occurrence of future events, such as not obtaining a majority of the vote in an uncontested election of directors. The Delaware Bylaws provide for majority voting for the election of directors. However, if the number of nominees to the board of directors exceeds the number of directors to be elected, the directors shall be elected by plurality voting.

Significant Differences Between the Corporation Laws of California and Delaware

The General Corporation Laws of California and Delaware differ in many respects and, consequently, it is not practical to summarize all of the differences in this Proxy Statement. The following provides a summary of major substantive differences between the California General Corporation Law and the DGCL beyond those discussed in “The Charters and Bylaws of NovaBay and NovaBay (Delaware) Compared and Contrasted” above. The following is not intended to be an exhaustive description of all differences between the laws of the two states. Accordingly, all statements herein are qualified in their entirety by reference to the respective General Corporation Laws of California and Delaware.

Shareholder Voting in Acquisitions

The California and Delaware laws are substantially similar in terms of when shareholder approval is required for a corporation to undertake various types of acquisition transactions. Both California and Delaware law generally require that the holders of the outstanding shares representing a majority of the voting power of both the acquiring and target corporations approve a statutory merger. In addition, both California and Delaware law require that a sale of all or substantially all of the assets of a corporation be approved by the holders of the outstanding shares representing a majority of the voting power of the corporation selling its assets.

The DGCL does not require a shareholder vote of the surviving corporation in a merger (unless provided otherwise in the corporation’s certificate of incorporation) if:

•	The merger agreement does not amend the existing certificate of incorporation;

•	Each share of stock of the surviving corporation outstanding immediately before the transaction is an identical outstanding share after the merger; and

•	Either:

•	no shares of common stock of the surviving corporation (and no shares, securities or obligations convertible into such stock) are to be issued in the merger, or

•
the shares of common stock of the surviving corporation to be issued in the merger (including shares issuable upon conversion of any other shares, securities or obligations to be issued in the merger) do not exceed twenty percent (20%) of the shares of common stock of the surviving corporation outstanding immediately prior to the transaction.

California law contains a similar exception to its voting requirements for reorganizations, where shareholders or the corporation itself immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths (5/6ths) of the voting power of the surviving or acquiring corporation or its parent entity.

Limitations on Certain Business Combinations

Delaware, like a number of states, has adopted special laws designed to make certain kinds of “unfriendly” or “hostile” corporate takeovers, or other non-board approved transactions involving a corporation and one or more of its significant shareholders, more difficult.

Under Section 203 of the Delaware statute, a Delaware corporation is prohibited from engaging in a “business combination” with an “interested shareholder” for three years following the date that such person or entity becomes an interested shareholder. With certain exceptions, an interested shareholder is a person or entity that owns, individually or with or through other persons or entities, fifteen percent (15%) or more of the corporation’s outstanding voting stock (including rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and also stock as to which the person has voting rights only). The three-year moratorium imposed by Section 203 on business combinations does not apply if:

•
Prior to the date on which the interested shareholder becomes an interested shareholder, the board of directors of the corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested shareholder;

•
Upon consummation of the transaction that makes the person or entity an interested shareholder, the interested shareholder owns at least eighty-five percent (85%) of the corporation’s voting stock outstanding at the time the transaction commenced (excluding, for purposes of determining voting stock outstanding, shares owned by directors who are also officers of the corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or

•
On or after the date the person or entity becomes an interested shareholder, the business combination is approved both by the board of directors and by the shareholders at a meeting by sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock not owned by the interested shareholder.

California law does not have a section similar to Delaware Section 203, but it does have different provisions that may limit a corporation’s ability to engage in certain business combinations. California law requires that, in a merger of a corporation with a shareholder (or its affiliate) who holds more than fifty percent (50%) but less than ninety percent (90%) of the corporation’s common stock, the other shareholders of the corporation must receive common stock in the transaction, unless all the corporation’s shareholders consent to the transaction. This provision of California law may have the effect of making a “cash-out” merger by a majority shareholder (possibly as the second step in a two-step merger) more difficult to accomplish. Delaware law does not have an analogue to the California law in this respect. However, under some circumstances Section 203 does provide similar protection to shareholders against coercive two-tiered bids for a corporation in which the shareholders are not treated equally.

California law also provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or sale of assets is made by an interested party (generally a controlling or managing party of the corporation), the interested party must provide the other shareholders with an affirmative written opinion as to the fairness of the consideration to be paid to the shareholders. This fairness opinion requirement does not apply to corporations that have fewer than 100 shareholders of record or to a transaction that has been qualified under California state securities laws. Furthermore, if a tender of shares or a vote is sought pursuant to an interested party’s proposal and a later proposal is made by another party at least 10 days prior to the date of acceptance of the interested party’s proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw their vote, consent or proxy, and to withdraw any tendered shares. The DGCL has no comparable provision.

Cumulative Voting

Under California law, any shareholder may cumulate his or her votes in the election of directors upon proper notice of his or her intention to do so, except that corporations with securities listed on the New York Stock Exchange, the NYSE Amex, the NASDAQ Global Market or the NASDAQ Capital Market may eliminate cumulative voting with shareholder approval. The California Articles eliminate cumulative voting for the election of directors for so long as NovaBay remains a listed corporation within the meaning of Section 301.5 of the California Corporations Code. Under the DGCL, cumulative voting in the election of directors is not mandatory and the Delaware Certificate does not provide for cumulative voting.

In an election of directors under cumulative voting, each share of voting stock is entitled to vote the number of votes to which such share would normally be entitled, multiplied by the number of directors to be elected. A shareholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the shareholder may choose. Cumulative voting may enable a minority shareholder or group of shareholders to elect at least one representative to the board. Without cumulative voting, the holders of a majority of the shares present at an annual meeting would have the power to elect all the directors to be elected at that meeting, and no person could be elected without the support of a majority of the shareholders voting. Without cumulative voting, any director or the entire board of directors of a corporation may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors.

Removal of Directors

In general, under California law, any director, or the entire board of directors, may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote. In the case of a corporation with cumulative voting or whose board is classified, however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting rules. In addition, shareholders holding at least ten percent (10%) of the outstanding shares of any class may bring suit to remove any director in case of fraudulent or dishonest acts or gross abuse of authority or discretion.

Under the DGCL, any director, or the entire board of directors, of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation whose board is classified, unless the certificate of incorporation provides otherwise, shareholders may effect such removal only for cause. In addition, as in California, if a Delaware corporation has cumulative voting, and if less than the entire board is to be removed, a director may not be removed without cause by a majority of the outstanding shares if the votes cast against such removal would be sufficient to elect the director under cumulative voting rules. Delaware law also permits a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with the removal of directors.

The California Articles and California Bylaws provide for a classified board of directors, but they do not permit cumulative voting. The Delaware Certificate and Delaware Bylaws similarly provide for a classified Board, but not for cumulative voting; however, if NovaBay were not to remain a listed corporation as defined in Section 301.5 of the California Corporations Code, and remain domiciled in California, shareholders would be entitled to cumulate votes for the election of directors.

Shareholder Power to Call Special Shareholders’ Meeting

Under California law, a special meeting of shareholders may be called by the board of directors, the Chairman of the Board, the President, the holders of shares entitled to cast not less than 10% of the votes at such meeting and such persons as are authorized by the articles of incorporation or bylaws. Under the DGCL, a special meeting of shareholders may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. The Delaware Bylaws eliminate the right of shareholders to call a special meeting; instead, the Delaware Bylaws provide that such a meeting may be called pursuant to a resolution adopted by a majority of NovaBay (Delaware)’s authorized Board, including unfilled vacancies.

Limitation of Liability and Indemnification

California and Delaware have similar laws respecting the liability of directors of a corporation and the indemnification by the corporation of its officers, directors, employees and other agents for damages they incur. The laws of both states also permit corporations to adopt a provision in their charters eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director’s fiduciary duty of care. Nonetheless, as discussed below, there are certain differences between the laws of the two states respecting indemnification and limitation of liability. In general, Delaware law is somewhat broader in allowing corporations to indemnify and limit the liability of corporate agents, which the Board believes, among other things, helps Delaware corporations in attracting and retaining outside directors.

Elimination of Director Personal Liability for Monetary Damages

One provision of the revised DGCL permits a corporation to include a provision in its certificate of incorporation which limits or eliminates the personal liability of a director for monetary damages arising from breaches of his or her fiduciary duties to the corporation or its shareholders, subject to certain exceptions. Such a provision may not, however, eliminate or limit director monetary liability for:

•	breaches of the director’s duty of loyalty to the corporation or its shareholders;

•	acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;

•	the payment of unlawful dividends or unlawful stock repurchases or redemptions; or

•	transactions in which the director received an improper personal benefit.

Such a limitation of liability provision also may not limit a director’s liability for violation of, or otherwise relieve NovaBay or directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

California law contains similar authorization for a corporation to eliminate the personal liability of directors for monetary damages, except where such liability is based on:

•	intentional misconduct or knowing and culpable violation of law;

•	acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director;

•	receipt of an improper personal benefit;

•
acts or omissions that show reckless disregard for the director’s duty to the corporation or its shareholders, where the director in the ordinary course of performing a director’s duties should be aware of a risk of serious injury to the corporation or its shareholders;

•	acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director’s duty to the corporation and its shareholders;

•	transactions between the corporation and a director who has a material financial interest in such transaction; and

•	liability for improper distributions, loans or guarantees.

In the present case, the current California Articles eliminate the liability of directors to NovaBay for monetary damages to the fullest extent permissible under California law. The Delaware Certificate similarly eliminates the liability of directors to NovaBay for monetary damages to the fullest extent permissible under Delaware law. As a result, following the Reincorporation, directors of NovaBay (Delaware) cannot not be held liable for monetary damages even for gross negligence or lack of due care in carrying out their fiduciary duties as directors, so long as that gross negligence or lack of due care does not involve bad faith or a breach of their duty of loyalty to NovaBay.

Indemnification

California law requires indemnification when the individual has defended the action successfully on the merits. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue or matter therein, on the merits or otherwise. Delaware law generally permits indemnification of expenses, including attorneys’ fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by the shareholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Expenses incurred by an officer or director in defending an action may be paid in advance under Delaware law or California law, if the director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation to purchase indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

California law permits a California corporation to provide rights to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation’s articles of incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which make mandatory the permissive indemnification provided by California law. The California Articles authorize indemnification to the fullest extent permissible under California law. Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. Delaware law does not require authorizing provisions in the certificate of incorporation.

Inspection of Shareholder Lists and Books and Records

Both California and Delaware law allow any shareholder to inspect a corporation’s shareholder list for a purpose reasonably related to the person’s interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation’s shareholder list by persons holding an aggregate of five percent (5%) or more of the corporation’s voting shares, or shareholders holding an aggregate of 1% or more of such shares who have contested the election of directors. Delaware law also allows the shareholders to inspect the list of shareholders entitled to vote at a meeting within a ten-day period preceding a shareholders’ meeting for any purpose germane to the meeting. Delaware law, however, contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

Under California law any shareholder may examine the accounting books and records and the minutes of the shareholders and the board and its committees, provided that the inspection is for a purpose reasonably related to the shareholder’s interests as a shareholder. The DGCL may be slightly more favorable to shareholders in this respect, in that a shareholder with a proper purpose is not limited to inspecting accounting books and records and minutes, and may examine other records as well. In addition, California law limits the right of inspection of shareholder lists to record shareholders, whereas Delaware has extended that right to beneficial owners of shares.

Appraisal Rights

Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights, by which the shareholder may demand to receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

Under Delaware law, fair market value is determined without reference to any element of value arising from the accomplishment or expectation of the merger or consolidation, and appraisal rights are generally not available to:

•
shareholders with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such shareholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders;

•	shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger under Delaware law.

The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange generally do not have such appraisal rights unless the holders of at least 5% of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of the shares to be received. Appraisal rights are also not available if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities representing more than 5/6th of the voting power of the surviving or acquiring corporation or its parent entity. Thus, appraisal rights are not available to shareholders of NovaBay under California law with respect to the Reincorporation.

Dissolution

Under California law, the holders of 50% or more of a corporation’s total voting power may authorize the corporation’s dissolution, with or without the approval of the corporation’s board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the shareholders entitled to vote on the matter. Only if the dissolution is initially approved by the board of directors may the dissolution be approved by a simple majority of the outstanding shares entitled to vote. In addition, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with such a board-initiated dissolution. In the present case, however, the Delaware Certificate contains no such supermajority voting requirement.

Interested Director Transactions

Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable simply because of such interest, provided that certain conditions, such as obtaining required disinterested approval and fulfilling the requirements of good faith and full disclosure, are met. With certain minor exceptions, the conditions are similar under California and Delaware law.

Shareholder Derivative Suits

California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, if certain tests are met. Under Delaware law, a shareholder may bring a derivative action on behalf of the corporation only if the shareholder was a shareholder of the corporation at the time of the transaction in question or if his or her stock thereafter came to be owned by him or her by operation of law.

California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

Dividends and Repurchases of Shares

Delaware law is more flexible than California law with respect to payment of dividends and implementing share repurchase programs. Delaware law generally provides that a corporation may redeem or repurchase its shares out of its surplus. In addition, Delaware law generally provides that a corporation may declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year. Surplus is defined as the excess of a corporation’s net assets (i.e., its total assets minus its total liabilities) over the capital associated with issuances of its common stock. Moreover, Delaware law permits a board of directors to reduce its capital and transfer such amount to its surplus.

Under California law, a corporation may not make any distribution to its shareholders unless either:

•	the corporation’s retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution; or

•
immediately after giving effect to the distribution, the corporation’s assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to one and one fourth (1¼ ) times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation’s current assets would be at least equal to its current liabilities (or one and one fourth (1¼) times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years).

These tests are applied to California corporations on a consolidated basis.

Interests of NovaBay’s Directors and Executive Officers in the Reincorporation

In considering the recommendations of the Board, NovaBay’s shareholders should be aware that certain of NovaBay’s directors and executive officers have interests in the transaction that are different from, or in addition to, the interests of NovaBay’s shareholders generally. For instance, the reincorporation in Delaware may be of benefit to NovaBay’s directors and officers by reducing the potential personal liability and increasing the scope of permitted indemnification of each director and officer, by strengthening the directors’ ability to resist a takeover bid, and in other respects. The Board was aware of these interests and considered them, among other matters, in reaching its decision to approve the Reincorporation and to recommend that our shareholders vote in favor of the Reincorporation.

Certain Material United States Federal Income Tax Considerations of the Reincorporation

The following discussion addresses certain U.S. federal income tax considerations that are generally applicable to U.S. holders (as defined below) of common stock of NovaBay who receive common stock of NovaBay (Delaware) in exchange for their common stock of NovaBay in the Reincorporation. This discussion addresses only those shareholders who hold their common stock as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”) and does not address all the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances or to shareholders that are subject to special rules, including, without limitation:

•
persons who are subject to special tax rules such as dealers in securities, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, banks or other financial institutions;

•	partnerships or other pass-through entities or investors in such entities;

•	tax-exempt organizations;

•	persons who hold their shares as a hedge or as part of a hedging, straddle or other risk reduction strategy;

•	persons who are not U.S. holders;

•	persons who have a functional currency other than the U.S. dollar;

•	persons who acquired their shares of common stock through the exercise of an employee stock option;

•	persons whose common stock is “qualified small business stock” for purposes of Section 1202 of the Code; and

•	persons who are subject to the alternative minimum tax.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of NovaBay common stock that is:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the U.S. or any subdivision thereof;

•
a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) it has a valid election in place to be treated as a U.S. person; or

•	an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source.

The following discussion does not address the tax consequences of the Reincorporation under state, local and foreign tax laws. Furthermore, the following discussion does not address: the tax consequences to holders of options to acquire common stock of NovaBay or the tax consequences of transactions effected prior to or after the Reincorporation (whether or not such transactions are in connection with the Reincorporation).

This summary is based upon current provisions of the Code, existing Treasury Regulations under the Code and current administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences to NovaBay or NovaBay’s shareholders as described in this summary. No ruling from the Internal Revenue Service (the “IRS” ) has been or will be requested in connection with the Reincorporation. In addition, Company’s shareholders should be aware that the IRS could adopt a contrary position and a contrary position could be sustained by a court.

EACH SHAREHOLDER IS URGED TO CONSULT THE SHAREHOLDER'S OWN TAX ADVISORS TO DETERMINE THE PARTICULAR FEDERAL TAX CONSEQUENCES TO SUCH SHAREHOLDER OF THE REINCORPORATION, INCLUDING TAX RETURN REPORTING REQUIREMENTS AND THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER APPLICABLE TAX LAWS.

NovaBay intends that the Reincorporation will be treated as a reorganization pursuant to Section 368(a) of the Code. Subject to the limitations, qualifications and exceptions described herein, and assuming the Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Code, the U.S. federal income tax consequences of the Reincorporation will be as follows:

•	No gain or loss will be recognized by holders of the common stock of NovaBay upon receipt of common stock of NovaBay (Delaware) pursuant to the Reincorporation;

•
The aggregate tax basis of the common stock of NovaBay (Delaware) received by each shareholder of NovaBay in the Reincorporation will be equal to the aggregate tax basis of the common stock of NovaBay surrendered in exchange therefor;

•
The holding period of the common stock of NovaBay (Delaware) received by each shareholder of NovaBay will include the period for which such shareholder held the common stock of NovaBay surrendered in exchange therefor, provided that such common stock of NovaBay was held by such shareholder as a capital asset at the time of the Reincorporation; and

•	No gain or loss will be recognized by NovaBay or NovaBay (Delaware) as a result of the Reincorporation.

A U.S. holder of NovaBay’s shares may be required to attach a statement to its tax returns for the year of the Reincorporation that contains the information listed in Treasury Regulation Section 1.368-3(b) and may be required to maintain a permanent record of facts relating to the Reincorporation. Such information includes, among other things, the shareholder’s tax basis in the shareholder’s common stock of NovaBay and the fair market value of the shareholder’s common stock of NovaBay immediately prior to the Reincorporation.

 THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL OF THE REINCORPORATION’S POTENTIAL TAX EFFECTS.

Accounting Consequences

We believe that there will be no material accounting consequences for us resulting from the Reincorporation.

PROPOSAL FOUR:

REMOVAL OF SIZE OF BOARD REQUIREMENT IN THE REINCORPORATION

Overview

On March 17, 2010, NovaBay’s Board of Directors (the “Board”) approved the reincorporation of NovaBay from California to Delaware by means of a merger of NovaBay with and into a wholly-owned subsidiary of NovaBay, NovaBay Pharmaceuticals, Inc., a Delaware corporation (“NovaBay (Delaware)”), recently established to effect the reincorporation. NovaBay (Delaware) will survive the merger and issue one share of its common stock for each outstanding share of NovaBay’s common stock in connection with the merger (the “Reincorporation”). The name of the Delaware corporation, which will be the successor to NovaBay, will be NovaBay Pharmaceuticals, Inc. We refer you to Proposal Three for the background on the Reincorporation.

In the event that the Reincorporation is approved by our shareholders and the Reincorporation is effected, without the approval of this Proposal Four, NovaBay (Delaware)’s Certificate of Incorporation will continue to contain the requirement that the Board of Directors of NovaBay (Delaware) be nine to eleven directors (the “Size of Board Requirement”). In the event the Reincorporation is not approved, then this Proposal Four will not be submitted to NovaBay’s shareholders for vote as California law will continue to apply to the minimum number of directors.

Also on March 17, 2010, the Board approved the removal of the Size of Board Requirement, to enable the Board of Directors of NovaBay (Delaware) to establish the size of the NovaBay (Delaware) Board of Directors.

Principal Reasons for the Removal of the Size of Board of Directors Proposal

The Board believes that the Size of Board Requirement is in the NovaBay Articles of Incorporation solely due to the requirements of California law. Because NovaBay has a classified Board consisting of three classes, the minimum size of the Board must be nine directors under California law. In the event that NovaBay reincorporates in Delaware, then Delaware law will govern, and Delaware law does not have a minimum size of Board requirement.

The Board believes that the removal of the Size of Board Requirement will give NovaBay a greater measure of flexibility in corporate governance than is currently available with the Size of Board Requirement. For example, the Board currently has eight members and, as a result, there is a vacancy on the Board. The Board believes that its current size is appropriate for NovaBay, given the size of the company, the attributes of the members of the Board, and other considerations. However, because of the Size of Board Requirement, the Board size cannot be reduced. Removal of the Size of Board Requirement would enable the Board to have the flexibility to establish its size given the size of the company, the attributes of the members of the Board and other considerations.

If this Proposal Four is approved, the Certificate of Incorporation of NovaBay (Delaware) that will be effective after the Reincorporation, in substantially the form attached hereto as Appendix B (the “Delaware Certificate”), will have the provision regarding election of directors as is reflected in the Delaware Certificate as being effective if this Proposal Four is approved.

Recommendation of Our Board of Directors

For the reasons described in this Proxy Statement, our Board of Directors recommends unanimously that you vote “FOR” approval of the Size of Board of Directors Proposal.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to the audited consolidated financial statements of NovaBay Pharmaceuticals, Inc. for the fiscal year ended December 31, 2009 included in the Annual Report on Form 10-K for that year.

The Audit Committee has reviewed and discussed the audited financial statements of NovaBay for the fiscal year ended December 31, 2009 with NovaBay’s management. The Audit Committee has discussed with NovaBay’s independent registered public accounting firm, Davidson & Company LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T .

The Audit Committee has received the written disclosures and the letter from Davidson & Company LLP required by applicable requirements of the PCAOB regarding Davidson & Company LLP’s communications with the Audit Committee concerning independence, and has discussed with Davidson & Company LLP the independence of Davidson & Company LLP.

Based on the review and discussions referred to above in this report, the Audit Committee recommended to NovaBay’s Board of Directors that the audited financial statements be included in NovaBay’s Annual Report on Form 10-K for the year ended December 31, 2009, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:

Charles J. Cashion Paul E. Freiman Harry F. Hixson, Jr. Robert R. Tufts

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

The table below sets forth certain information regarding our executive officers as of March 31, 2010.

Name	Age	Current Position(s)
Ramin (“Ron”) Najafi, Ph.D.	51	Chairman of the Board, Chief Executive Officer and President
Thomas J. Paulson. M.B.A	63	Chief Financial Officer, Secretary and Treasurer
Behzad Khosrovi, M.A., Ph.D	66	Chief Alliance Officer and SVP for Product Development
Mark Anderson, Ph.D.	52	Chief Scientific Officer
Roy Wu, M.B.A.	56	Senior Vice President, Business & Corporate Development

The following is certain biographical information regarding our executive officers. The biography of Dr. Najafi appears earlier in this proxy statement. See “Proposal One: Election of Directors.”

Thomas J. Paulson, M.B.A. has served as our chief financial officer, secretary and treasurer since January 2008. Prior to joining NovaBay, Mr. Paulson was a partner at Tatum LLC, an executive services and consulting firm which he joined in April 2007, where his job was focused primarily on business development, and the president and chief executive officer of The Paulson Group, a management consulting company whose clients included high-technology and biotechnology companies, which he founded in February 2006. Tatum is a management consulting firm providing “C” level interim professionals to private and public companies.  Immediately prior to forming the consulting firm, Mr. Paulson was vice president-finance, chief financial officer and secretary of Avigen, Inc., then a publicly traded biopharmaceutical company focused on unique and small molecule therapeutics and biologics, from 1996 to January 2006. As Avigen’s chief financial officer, Mr. Paulson was responsible for managing a staff of ten (10) people and oversaw the finance, accounting and human resources department. He also was a member of Avigen’s executive committee. From 1989 to 1994, Mr. Paulson served as chief financial officer, secretary and treasurer of Neurogen Corporation, a publicly traded development stage biotechnology company and held senior management positions at Ciba-Corning Diagnostics, Quidel Corporation and Abbot Laboratories. Mr. Paulson received a B.A. in Business Administration from Loyola University in Chicago and an M.B.A. from the University of Chicago.

Behzad Khosrovi, M.A., Ph.D. has served as our chief alliance officer and senior vice president for product development since September 2009.  Prior to joining NovaBay, Dr. Khosrovi was the vice president of product development for Neurobiological Technologies, Inc. He has also served various roles in escalating responsibility at Cetus Corp., where he was ultimately vice president of product development. Dr. Khosrovi also served as our vice president, research & development from November 2003 to August 2009.  Dr. Khosrovi received an M.A. in natural science from Cambridge University and a Ph.D. in applied microbiology and biochemical engineering from Manchester University.

Mark Anderson, Ph.D. has served as our chief scientific officer since October 2009. Prior to joining NovaBay, Dr. Anderson was the chief scientific officer at Biotech Pharma Solutions (“BPS”), a position he held from June to October 2009, where he was the chief research and development consultant.  Dr. Anderson’s prior experience also includes serving as the vice president of chemistry at Myriad Genetics/Myriad Pharmaceuticals from December 2003 to March 2009, where he shared management responsibilities for the site as a member of the senior scientific staff.  At Myriad he provided experienced leadership for all aspects of chemistry and the drug discovery process, gave opinions on in-license opportunities and was a member of the joint collaborative research committees.  Dr. Anderson’s experience also includes serving as senior director at Elitra Pharmaceuticals from June 2002 to November 2003 and associate director of medicinal chemistry at Pfizer La Jolla Labs/Agouron Pharmaceuticals from October 1997 to June 2002. Dr. Anderson earned his doctorate degree from Purdue University and was a postdoctoral fellow at Harvard University in the Department of Chemistry and Chemical Biology and completed his training in pathology with the University of Massachusetts. He earned a B.S. degree in chemistry from the University of Minnesota. Dr. Anderson’s expertise over the years has produced intellectual properties resulting in over 100+ U.S. and international patents and patents pending across an expanse of novel therapeutic area.  Dr. Anderson has over 50 peer reviewed publications in his field and is in the process of publishing a book on pharmaceutical management techniques.

Roy Wu, M.B.A. has served as our senior vice president for business and corporate development since July 2009. Prior to joining NovaBay, Mr. Wu was the vice president of business development at Genelabs Technologies, Inc. from 2001 to 2009, where he was responsible for all business development and licensing activities, including search, evaluation, and contract negotiations for all in- and out-license transactions, as well as alliance management and assisting in corporate financing activities. At Genelabs, Mr. Wu completed numerous licensing agreements and research collaborations with companies including Novartis, Gilead Sciences, Tanabe Seiyaku and Affymetrix.  Mr. Wu’s prior experience also includes serving as the vice president of Kissei Pharma USA Inc., from 1999 to 2001, where he also was responsible for clinical development, regulatory affairs and business development, director of business development at Quintiles-BRI from 1995 to 1997 and 16 years at Syntex Corporation (“Syntex”), where he started as a chemist and was consistently promoted until he became the director of research & development and program planning & management, Japan. Mr. Wu received an M.B.A. in international finance from the University of San Francisco, School of Business and a B.A. in biology from the University of San Francisco.

Summary Compensation Table

The following table shows information regarding the compensation earned during the fiscal years ended December 31, 2008 and 2009 by (i) our chief executive officer, (ii) our chief alliance officer and senior vice president, for product development, and (iii) our chief financial officer, each of whom were serving as executive officers in 2009. The officers listed below are collectively referred to as the “Named Executive Officers” in this proxy statement.

Name	Fiscal Year	Salary	Bonus	Option Awards $		All Other Compensation $(2)	Total
Ramin (“Ron”) Najafi, Ph.D.	2009	$356,000	$133,856	$152,049	(1)	$12,886	$654,791
Chairman, CEO and	2008	356,000	15,000	82,232	(1)	17,800	471,032
President

Thomas J. Paulson, M.B.A.	2009	250,000	72,900	79,195	(1)	22,371	424,466
CFO	2008	250,000	10,000	550,630	(1)	—	810,630

Behzad Khosrovi, M.A., Ph.D.	2009	238,000	69,401	62,753	(1)	20,957	391,111
Chief Alliance Officer	2008	238,000	10,000	44,785	(1)	5,950	298,735
and SVP for Product Development

(1)
These amounts are not cash compensation, but represent the aggregate fair value of stock option grants received by our Named Executive Officers. The aggregate fair value is computed in accordance with FASB ASC Topic 718. See Note 10 to our consolidated financial statements in our annual report for the year ended December 31, 2009 (the “Annual Report”) regarding assumptions underlying valuation of equity awards. See also our discussion of share-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates” in the Annual Report.

(2)	These amounts represent cash compensation for accrued and unused vacation leave entitlements and life insurance payments for all Named Executive Officers.

In 2009 and 2008, our Named Executive Officers were awarded stock options under our 2007 Omnibus Incentive Plan at an exercise price per share equal to the closing sales price of our common stock on the NYSE Amex on the date of the grant. These options are not exercisable until vested, and vest as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter upon the completion of three (3) months beginning the first anniversary date (September 5, 2009 with respect to the options granted in 2008).

The NovaBay Board of Directors (the “Board”) upon the recommendation of the Compensation Committee, established cash bonus payments for the 2009 fiscal year to be paid to the Named Executive Officers with respect to the performance of NovaBay and such officers for the fiscal year ended December 31, 2009. The bonus payments were based on the subjective assessment by the Compensation Committee of the achievement of NovaBay’s corporate performance objectives for 2009 and, for the Named Executive Officers other than Dr. Najafi, individual performance goals for 2009. The corporate performance objectives included (i) the advancement of NovaBay’s clinical development programs, (ii) the establishment and advancement of corporate collaborations, (iii) the timely advancement and expansion of pre-clinical studies, and (iv) the completion of certain corporate development and financial objectives.  Under the terms of NovaBay’s bonus arrangements, the Named Executive Officers are eligible to receive a bonus ranging from zero to 125% of their target bonus based on achievement of corporate and, other than Dr. Najafi, individual performance goals for 2009. The target bonus for Dr. Najafi, NovaBay’s chairman and chief executive officer, for 2009 was equal to 40% of his base salary, 100% of which was based on the Compensation Committee’s subjective assessment of the achievement of NovaBay’s corporate performance objectives for 2009. The total target bonus for the other Named Executive Officers was 30% of their respective base salaries, with 80% based on Compensation Committee’s subjective assessment of the achievement of NovaBay’s corporate performance objectives for 2009, and 20% based on the Compensation Committee’s subjective assessment of the achievement of individual goals. The bonus payments with respect to NovaBay’s corporate performance objectives were based on the subjective assessment by the Compensation Committee and the Board of Directors that the achievement of NovaBay’s corporate performance objectives for the year was 94%. The Compensation Committee and the Board determined that Mr. Paulson achieved 110% of the individual component of his target bonus consisting of  increase cash reserves through equity fund raising, successful SOX compliance implementation and recruitment of Harry Hixson to the Board; and that Dr. Khosrovi achieved 110% of the individual component of his target bonus consisting of management of relationships with major partners, Alcon Inc. and Galderma S.A., and ensuring  priority and initiating studies in 2009 for impetigo and CVC line indications.

Given the business environment, in 2008, the Compensation Committee, with the support of management, determined to grant minimal discretionary bonuses to our executive officers totaling to $35,000 for our three Named Executive Officers.

Outstanding Equity Awards at Fiscal Year-End

The following table presents the outstanding equity awards held by each of the Named Executive Officers as of December 31, 2009. Stock options were granted pursuant to our 2002 Stock Option Plan (“2002 Plan”) and 2005 Stock Option Plan (“2005 Plan”) prior to our initial public offering in October 2007 and pursuant to our 2007 Omnibus Incentive Plan (“2007 Plan”) thereafter. All options granted under our 2002 Plan and 2005 Plan were immediately exercisable and, except as otherwise noted below, vest as to 25% of the shares underlying the grant on the first anniversary of the grant date, with the remainder vesting in 12 equal quarterly installments thereafter over the three year period following the first anniversary of the date of grant. The options granted under our 2007 Plan are not exercisable until they have vested, and vest as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter upon the completion of three (3) months beginning the first anniversary of the grant date.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Ramin (“Ron”) Najafi, Ph.D. Chairman, CEO and President	78,125 (2) 24,375 (5) 19,550 (8) ―	46,875 (2) 40,625 (5) 58,650 (8) 50,000 (11)	$3.56 $1.95 $1.56 $1.75	12/13/17 09/05/18 01/28/19 10/06/19

Thomas J. Paulson Chief Financial Officer, Secretary and Treasurer	112,500 (3) 16,650 (6) 6,650 (9) ―	87,500 (3) 27,750 (6) 19,950 (9) 38,100 (12)	$3.80 $1.95 $1.56 $1.75	01/13/18 09/05/18 01/28/19 10/06/19

Behzad Khosrovi, Ph.D. Chief Alliance Officer and SVP for Product Development	200,000 (1) 23,437 (4) 13,275 (7) 5,325 (10) ―	― 14,063 (4) 22,125 (7) 15,975 (10) 30,000 (13)	$0.30 $3.56 $1.95 $1.56 $1.75	01/29/14 12/13/17 09/05/18 01/28/19 10/06/19
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(1)
In December 2003, Dr. Khosrovi was granted an option to purchase an aggregate of 200,000 shares of our common stock. 25,000 shares subject to such option were fully vested as of the date of grant. The remaining shares were to vest upon reaching certain company milestones, including full vesting upon the completion of our initial public offering. The option was fully vested as of December 31, 2009.

(2)
In December 2007, Dr. Najafi was granted an option to purchase an aggregate of 125,000 shares of our common stock. The option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter at the end of each calendar quarter beginning December 13, 2008.

(3)
In January 2008, Mr. Paulson was granted an option to purchase 200,000 shares of our common stock. The option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter upon each three-month anniversary of the grant date of January 14, 2009.

(4)
In December 2007, Dr. Khosrovi was granted an option to purchase an aggregate of 37,500 shares of our common stock. The option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter at the end of each calendar quarter beginning December 13, 2008.

(5)
In September 2008, Dr. Najafi was granted an option to purchase 65,000 shares of our common stock. The option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter at the end of each calendar quarter beginning September 5, 2009.

(6)
In September 2008, Mr. Paulson was granted an option to purchase 44,400 shares each of our common stock. The option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter at the end of each calendar quarter beginning September 5, 2009.

(7)
In September 2008, Mr. Khosrovi was granted an option to purchase 35,400 shares each of our common stock. The option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments at the end of each calendar quarter beginning September 5, 2009.

(8)
In January 2009, Dr. Najafi was granted an option to purchase 78,200 shares of our common stock. The option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter at the end of each calendar quarter beginning January 28, 2010.

(9)
In January 2009, Mr. Paulson was granted an option to purchase 26,600 shares of our common stock. The option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter at the end of each calendar quarter beginning January 28, 2010.

(10)
In January 2009, Dr. Khosrovi was granted an option to purchase 21,300 shares of our common stock. The option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter at the end of each calendar quarter beginning January 28, 2010.

(11)
In October 2009, Dr. Najafi was granted an option to purchase 50,000 shares of our common stock. The option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter at the end of each calendar quarter beginning October 6, 2010.

(12)
In October 2009, Mr. Paulson was granted an option to purchase 38,100 shares of our common stock. The option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter at the end of each calendar quarter beginning October 6, 2010.

(13)
In October 2009, Dr. Khosrovi was granted an option to purchase 30,000 shares of our common stock. The option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 12 equal installments thereafter at the end of each calendar quarter beginning October 6, 2010.

Employment Contracts and Termination of Employment and Change of Control Arrangements

We entered into a four-year employment agreement, effective as of January 2007, with each of Mr. Khosrovi and Dr. Najafi. Pursuant to the terms of these agreements, the annual salaries for these officers will be at least $208,125 for Mr. Khosrovi and $320,000 for Dr. Najafi, subject to periodic adjustment at the discretion of our Board. In 2008, we increased the annual salary of Dr. Khosrovi and Dr. Najafi to $238,000 and $356,000 respectively. Each of the officers are also entitled to five weeks of vacation and to participate in all of our benefit programs that are generally available to similar, high level executives, as well as any additional benefits that may be approved by the Board. In the event Mr. Khosrovi’s employment is terminated for any reason other than for cause, we will be required to pay him an amount equal to 12 months salary at his salary rate as then in effect plus an amount equal to the bonus that was paid to him for his services during the previous calendar year. In the event Dr. Najafi’s employment is terminated for any reason other than for cause, we will be required to pay him an amount equal to 18 months salary at his salary rate as then in effect plus an amount equal to the bonus that was paid to him for his services during the previous calendar year. Such amounts will be paid in two equal installments, the first on the first day of the seventh month after the date of termination and the second installment on the first day of the thirteenth month after the date of termination. In the event that either officer is terminated for cause, we will be required to pay to the terminated officer a lump sum of $15,000 within 60 days of his termination.

We entered into a four-year employment agreement with Mr. Paulson effective January 2008. Pursuant to the terms of the agreement, the annual salary for Mr. Paulson will be $250,000, subject to periodic adjustment at the discretion of our Board, provided that his then current annual salary cannot be reduced without his consent. Mr. Paulson also is entitled to five weeks of vacation and to participate in all of our benefit programs that are generally available to similar, high level executives, as well as any additional benefits that may be approved by the Board. Although Mr. Paulson is employed on an at-will basis, in the event that his employment is terminated for any reason other than for cause, we will be required to pay him an amount equal to up to one year’s salary at his salary rate as then in effect plus an amount equal to the bonus which was paid to him for his services during the previous calendar year. Such amounts will be paid within approximately six to 12 months, depending on the amounts to be paid. Additionally, in the event that Mr. Paulson is terminated for cause, we will be required to pay him a lump sum of $15,000 within 60 days of the termination.

Director Compensation

The compensation and benefits for services as a member of our Board is determined by our Board of Directors. Directors employed by us are not compensated for service on the Board or any committee of the Board; however, we reimburse all directors for any out-of-pocket expenses incurred in connection with attending meetings of our Board and committees of our Board.

In March 2007, our Board approved a director compensation plan (the “Directors Plan”), which was approved by our shareholders in April 2007 and became effective upon the completion of our initial public offering in October 2007, and was amended in April 2008, January 2009 and December 2009. Under the Directors Plan, our non-employee directors receive cash and shares of our common stock for each meeting of the Board and for each meeting of a committee of the Board that such director attends, up to the maximums set forth below. The number of shares of common stock actually received for any meeting is based on the market value of the stock on the date of the meeting, subject to a minimum per share price. The chairpersons of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee receive higher compensation than other members of such committees for attending committee meetings.  The Directors Plan provides for non-employee directors compensation until December 31, 2009.

In December 2009, our Board approved a new director compensation plan (the “2010 Directors Plan”) to replace the Directors Plan that ended on December 31, 2009. Under the 2010 Directors Plan, our non-employee directors receive cash and stock options.

For fiscal year 2010, each of our non-employee directors is eligible to earn the following compensation for their participation on our Board of Directors and its committees:

Equity:

•
New Directors: An option to purchase up to 30,000 shares of our common stock. The shares have an exercise price equal to the closing price of our common stock on the grant date as reported by the NYSE Amex. The shares are early exercisable and  vest over four years with 25% of the shares vesting on the one-year anniversary of the grant date and the remaining shares vesting quarterly thereafter in equal installments. The option terminates on the ten-year anniversary of the grant date.

•
Ongoing Directors: An option to purchase up to 15,000 shares of our common stock. The shares have an exercise price equal to the closing price of our common stock on the grant date as reported by the NYSE Amex. The shares are early exercisable and vest in equal monthly installments over one year. The option terminates on the ten-year anniversary of the grant date.

Cash:

•
Retainer: $30,000 annually, paid quarterly, subject to continuing service as a director. Prior to the beginning of any calendar year or, in the case of a new director, within 30 days from joining our Board of Directors (the “Board”), each director can irrevocably elect to take 25%, 50%, 75% or 100% of his or her annual retainer, or, in the case of a new director, his or her pro rata retainer in stock options to purchase a number of shares of stock. The number of shares subject to such stock option shall be the number of shares of NovaBay stock as shall cause the fair value of the stock option calculated using the Black-Scholes model using the same methodology NovaBay has most recently used for financial reporting purposes, computed at the time the stock option is granted, to equal the amount of annual cash compensation foregone. The options are 10-year options with an exercise price equal to the closing price of NovaBay’s common stock on the grant date as reported by the NYSE Amex or, if the NYSE Amex is not open for trading on such date, on the most recent preceding date when such market is open for trading. Such stock option is early exercisable and vests in equal monthly installments over one year.

The table below sets forth the amounts received or to be received pursuant to the Directors Plan or the 2010 Directors Plan, as applicable, by the non-employee directors for attending meetings of the Board and of Board committees for the years 2009 and 2010:.

Year	Board Meetings	Chairperson of Committee for Committee Meetings	All Other Members for Committee Meetings

2009
• Annual retainer of $6,000 in cash and $9,000 in common stock payable on January 15, 2009.

• $1,800 in cash and $2,700 in common stock per meeting (maximum of $10,800 in cash and $16,200 in stock for the year).
		$800 in cash and $1,200 in common stock per meeting (maximum of $4,000 in cash and $6,000 in stock for the year).	$400 in cash and $600 in common stock per meeting (maximum of $4,000 in cash and $6,000 in stock for the year).

2010
• Annual fee of $30,000 in cash and/or options and 15,000 options. Cash compensation is payable quarterly on the first working day of the beginning of the quarter. The options are granted on the first working day of the fiscal year and vest in equal monthly installments over  one year.

• Lead Independent Director & Chairman of the Audit Committee – annual cash compensation of $12,000 per year, payable quarterly on the first working day of the beginning of the quarter.

• Chairman of the Compensation Committee - annual cash compensation of $10,000 per year, payable quarterly on the first working day of the beginning of the quarter.

• Chairman of the Nominating and Corporate Governance Committee – annual cash compensation of $8,000 per year, payable quarterly on the first working day of the beginning of the quarter.

• Member of the Audit Committee - annual cash compensation of $6,000 per year, payable quarterly on the first working day of the beginning of the quarter.

• Member of the Nominating and Corporate Governance Committee and the Compensation Committee - annual cash compensation of $5,000 per year, payable quarterly on the first working day of the beginning of the quarter.

Non-employee directors also are eligible to participate in our equity incentive plans and may be granted awards under such plans, at the discretion of our Board. Under the 2010 Directors Plan, new directors shall be granted an option to purchase 30,000 shares, as described above. New director grants will have an exercise price per share equal to the fair market value of our common stock on the date of grant and will vest one fourth at the end of the first year and one twelfth at the end of each calendar quarter after the end of the first year, subject to the director’s continuing service on our Board. New director grants are made in connection with the new director’s appointment to the Board. The annual grants are made to ongoing directors on the first day of the year of the grant on which the NYSE Amex is open for trading. For directors that did not serve for the full fiscal year the grant is pro-rated based on the number of months such director served as a director in the current fiscal year.

Options that have been previously granted to the non-employee directors will continue to vest in accordance with their respective terms.

The compensation received during 2009 by each director who is not a Named Executive Officer is set forth below.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)		Total ($)
Charles J. Cashion(3)	20,800	29,740			50,540
Anthony Dailley(4)	20,000	28,918			48,918
Paul E. Freiman(5)	20,800	29,808			50,608
Harry F. Hixson, Jr.(6)	20,400	29,332	49,052	(2)	98,784
T. Alex McPherson(7)	20,400	29,299			49,699
Robert R. Tufts(8)	21,200	30,430			51,630
Tony D.S. Wicks(9)	20,800	29,822			50,622
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(1)
All stock awards were fully vested upon grant. The aggregate fair value is computed in accordance with FASB ASC Topic 718 for the equity awards granted in 2009. See Note 10 to our consolidated financial statements in our Annual Report. See also our discussion of share-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates” in the Annual Report.

(2)
This amount is not cash compensation, but represent the aggregate fair value of stock option grant received by Dr. Hixson who was appointed to the board in 2009.  The aggregate fair value is computed in accordance with FASB ASC Topic 718 for the equity awards granted in 2009. See Note 10 to our consolidated financial statements in our Annual Report. See also our discussion of share-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates” in the Annual Report.

(3)	As of December 31, 2009: Mr. Cashion did not have any stock awards as all awards had vested; and he held options to purchase 82,000 shares of our common stock.

(4)	As of December 31, 2009: Dr. Dailley did not have any stock awards as all awards had vested; and he held options to purchase 61,000 shares of our common stock.

(5)	As of December 31, 2009: Mr. Freiman did not have any stock awards as all awards had vested; and he held options to purchase 140,000 shares of our common stock.

(6)
Dr. Hixson, the new Board member in 2009, was granted a stock option in January 2009 to purchase up to 52,000 shares of our common stock at an exercise price of $1.33 per share. The option vests over four years, subject to his continued service to NovaBay as a Board member, with 25% of the option vesting on the one year anniversary of his hire date and the remainder vesting in equal quarterly installments over the following twelve quarters. As of December 31, 2009: Dr. Hixson did not have any stock awards as all awards had vested; and he held options to purchase 52,000 shares of our common stock.

(7)	As of December 31, 2009: Dr. McPherson did not have any stock awards as all awards had vested; and he held options to purchase 71,500 shares of our common stock.

(8)	As of December 31, 2009: Mr. Tufts did not have any stock awards as all awards had vested; and he held options to purchase 28,500 shares of our common stock.

(9)	As of December 31, 2009: Mr. Wicks did not have any stock awards as all awards had vested; and he held options to purchase 104,000 shares of our common stock.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table indicates information as of March 31, 2010 regarding the ownership of our common stock by:

•	each person who is known by us to own more than 5% of our shares of common stock;

•	each Named Executive Officer;

•	each of our directors; and

•	all of our directors and executive officers as a group.

The percentage of shares beneficially owned is based on 23,305,493 shares of common stock outstanding as of March 31, 2010. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. Shares subject to options that are exercisable within 60 days following March 31, 2010 are deemed to be outstanding and beneficially owned by the optionee for the purpose of computing share and percentage ownership of that optionee, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them.

Name and Address of Beneficial Owners(1)	Number of Shares	Percent of Class
Executive Officers and Directors
Ramin (“Ron”) Najafi, Ph.D.(2)	3,255,637	13.89
Thomas J. Paulson, M.B.A.(3)	228,962	*
Behzad Khosrovi, M.A., Ph.D.(4)	379,368	1.61
Harry F. Hixson, Jr., Ph.D.(5)	95,697	*
Charles J. Cashion(6)	147,838	*
Anthony Dailley, DDS(7)	368,246	1.57
Paul E. Freiman(8)	181,137	*
T. Alex McPherson, MD, Ph.D.(9)	146,009	*
Robert R. Tufts(10)	350,908	1.50
Tony D.S. Wicks(11)	302,006	1.29
Mark Anderson, Ph.D.(12)	100	*
All directors and executive officers as a group (11 persons)(13)	5,455,908	22.18
————————
*	Less than 1%.

(1)	The address for each of the persons listed is c/o NovaBay Pharmaceuticals, Inc., 5980 Horton Street, Suite 550, Emeryville, California 94608.

(2)
Includes (i) 3,117,500 shares of common stock held by the Najafi Family Trust dated September 13, 2006, of which Dr. Najafi and his spouse are the trustees, (ii) 11,200 held directly by Dr. Najafi, and (iii) 126,937 shares issuable upon exercise of outstanding options which are exercisable as of March 31, 2010 or within 60 days after such date.

(3)
Includes (i) 4,000 shares held directly by Mr. Paulson and (ii) 224,962 shares issuable upon exercise of outstanding options which are exercisable as of March 31, 2010 or within 60 days after such date.

(4)
Includes (i) 1,000 shares held by the Behzad and Dorothy Khosrovi Revocable Trust U/A 7/13/2004, (ii) 135,000 shares of common stock held by FIDELITY MANAGEMENT TRUST CO FBO of Behzad Khosrovi, and (iii) 243,368 shares issuable upon exercise of outstanding options which are exercisable as of March 31, 2010 or within 60 days after such date.

(5)
Includes (i) 34,293 shares held by the Harry F. Hixson Jr. Separate Property Trust, of which Dr. Hixson is the sole Trustee (ii) 8,838 shares held directly by Dr. Hixson, and (iii) 52,566 shares issuable upon exercise of outstanding options which are exercisable as of March 31, 2010 or within 60 days after such date.

(6)
Consists of (i) 29,522 shares held by the Charles J. Cashion and Martha Diane Cashion Trust dated July 27, 1988, and (ii) 118,316 shares issuable upon exercise of outstanding options which are exercisable as of March 31, 2010 or within 60 days after such date.

(7)
Includes (i) 181,079 shares held by the Anthony and Terri Dailley Trust, of which Mr. Dailley and his spouse are trustees, (ii) 10,180 shares held by the Anthony Dailley DDS Profit Sharing Plan, of which Mr. Dailley is the trustee, (iii) 85,000 shares held directly by Mr. Dailley, and (iv) 91,987 shares issuable upon exercise of outstanding options which are exercisable as of March 31, 2010 or within 60 days after such date.

(8)
Includes (i) 27,137 shares held by the Paul Freiman and Anna Mazzuchi Freiman Trust, of which Mr. Freiman and his spouse are trustees and (ii) 155,000 shares issuable upon exercise of outstanding options which are exercisable as of March 31, 2010 or within 60 days after such date.

(9)
Includes (i) 500 shares held by the McPherson Family Trust , (ii) 37,693 shares held directly by Dr. McPherson, and (iii) 107,816 shares issuable upon exercise of outstanding options which are exercisable as of March 31, 2010 or within 60 days after such date.

(10)
Consists of (i) 314,908 shares held by the Robert R. Tufts and Joyce A. Tufts Trust dated September 18, 1987, of which Mr. Tufts and his spouse are trustees and (ii) 36,000 shares issuable upon exercise of outstanding options which are exercisable as of March 31, 2010 or within 60 days after such date.

(11)
Consists of (i) 161,690 shares held by the Tony D. Wicks and Anne K. Wicks Revocable Trust, of which Mr. Wicks and his spouse are trustees and (ii) 140,316 shares issuable upon exercise of outstanding options which are exercisable as of March 31, 2010 or within 60 days after such date.

(12)	Consists of 100 shares held directly by Dr. Anderson.

(13)
Includes 1,297,268 shares of common stock issuable upon exercise of outstanding options which are exercisable as of March 31, 2010 or within 60 days after such date.  Roy Wu is an executive officer, but he is not, and within 60 days of March 31, 2010 will not be, the beneficial owner of any shares of NovaBay stock and therefore is not listed.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2009 with respect to shares of our common stock that may be issued under existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available For Future Issuance under Equity Compensation Plans (excluding some securities reflected in first column)
Equity compensation plans approved by security holders(1)	3,994,812	$1.71	550,995
Equity compensation plans not approved by security holders(2)	152,270	$1.71	―
Total	4,147,082	$1.71	550,995
————————
1.
Consists of our 2002 Plan, 2005 Plan and 2007 Plan (collectively, the “Plans”). No additional option grants are being made under the 2002 Plan and the 2005 Plan. The 2007 Plan became effective in October 2007, and 2,000,000 shares were initially reserved for issuance under that plan, which does not include an increase of 930,177 shares that, under the terms of the 2007 Plan, automatically took effect in January 2010. As of December 31, 2009, 550,995 were available for grant under the 2007 Plan.

2.
Consists of non-qualified stock options granted outside of our Plans as compensation for services rendered to us in connection with a private placement of our preferred stock.  These options were fully vested and exercisable upon grant and will expire in March 2015.  The exercise prices for such options range from $1.70 to $1.87.

CERTAIN RELATIONSHIPS
AND RELATED TRANSACTIONS

Since December 31, 2007, there has not been any transaction, nor is there any proposed transaction, in which NovaBay was a participant, and in which a “related party” of NovaBay had or is expected to have a direct or indirect material interest, in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of NovaBay’s total assets at the end of the last two completed fiscal years, that would require disclosure in this proxy statement.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the federal securities laws, our directors and officers and any persons holding more than 10% of our common stock are required to report their ownership of our common stock and any changes in that ownership to the SEC. Specific due dates for these reports have been established, and we are required to report in this proxy statement any failure to file by these dates. In 2009, NovaBay Pharmaceuticals, Inc. issued stock options to its employees including executive officers. During the fiscal year ended December 31, 2009, the Form 4 filings for Messrs. Najafi, Paulson and Khosrovi, for stock options grants received by them were not filed within two business days of the grant date. Based solely on our review of copies of the reports on the Section 16(a) forms received by us with respect to the fiscal year ended December 31, 2009 and the written representations received from the reporting persons that no other reports were required, we believe that, except as indicated in the foregoing sentence, all directors, executive officers and persons who own more than 10% of our common stock have complied with the reporting requirements of Section 16(a) and have filed all reports required by such section.

ANNUAL REPORT

A copy of our annual report on Form 10-K for the fiscal year ended December 31, 2009 (excluding the exhibits thereto) accompanies the proxy materials being mailed to all shareholders. The Annual Report is not incorporated into this proxy statement and is not considered proxy solicitation material. Shareholders may obtain a copy of the Annual Report and any of our other filings with the SEC, without charge, by writing to: Secretary, NovaBay Pharmaceuticals, Inc., 5980 Horton Street, Suite 550, Emeryville, California 94608. The annual report on Form 10-K (including the exhibits thereto) is also available on the Securities and Exchange Commission’s website at www.sec.gov.

DEADLINE FOR RECEIPT OF
SHAREHOLDER PROPOSALS OR NOMINATIONS

Shareholders may present proposals for action at a future meeting or nominate persons for the election of directors only if they comply with the requirements of the proxy rules established by the SEC and our bylaws. Pursuant to Rule 14a-8 of the Exchange Act, some shareholders proposals may be eligible for inclusion in our proxy statement for the 2011 Annual Meeting of Shareholders (the “2011 Annual Meeting”). Shareholder proposals that are intended to be presented at our 2011 Annual Meeting and included in our proxy statement, form of proxy and other proxy solicitation materials related to that meeting must be received by us by January 7, 2011.

If the date of the 2011 Annual Meeting is not within 30 days of the anniversary of the 2010 Annual Meeting of Shareholders (a situation that we do not anticipate), the shareholder must submit any such proposal within a reasonable time before we begin to print and send our proxy materials.

Shareholders are advised to review our bylaws which contain the advance notice requirements with respect to shareholder proposals and director nominations. Specifically, these requirements include the requirement to notify us, in the manner provided in the bylaws, of any shareholder proposals and director nominations no earlier than December 8, 2010, and no later than January 7, 2011; provided, however, that if the date of the 2011 Annual Meeting is not within 30 days of the anniversary of the 2010 Annual Meeting of Shareholders (a situation that we do not anticipate), any such proposal or director nomination must be received no later than the close of business on the tenth (10th) calendar day following the day on which public announcement of the date of the annual meeting is first made.

In addition, with respect to any proposal that a shareholder presents at the 2011 Annual Meeting that is not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the Exchange Act, the proxy solicited by the Board for such annual meeting will confer discretionary voting authority to vote on such shareholder proposal to the extent permitted under Rule 14a-4 under the Exchange Act.

Shareholder proposals must be in writing and should be addressed to our corporate Secretary, at our principal executive offices at 5980 Horton Street, Suite 550, Emeryville, California 94608. It is recommended that shareholders submitting proposals direct them to our corporate Secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The presiding officer of the Annual Meeting reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our bylaws and conditions established by the SEC.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

A single proxy statement may be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or NovaBay that you no longer wish to participate in “householding.” If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report in the future you may (1) notify your broker or (2) direct your written request to our corporate Secretary, NovaBay Pharmaceuticals, Inc., 5980 Horton Street, Suite 550, Emeryville, California 94608, (510) 899-8800. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker. In addition, NovaBay will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered.

DIRECTIONS TO ANNUAL MEETING LOCATION

The Annual Meeting will be held at Woodfin Hotel Emeryville, 5800 Shellmound, Emeryville, California 94608 at 2:00 p.m. Pacific Time on Wednesday, June 16, 2010. Directions to this location are available at www.envisionreports.com/NBY (for registered Shareholders) and www.edocumentview.com/NBY (for all Shareholders).

OTHER BUSINESS

The Board is not aware of any other matter which will be presented for action at the Annual Meeting other than the matters set forth in this proxy statement. If any other matter requiring a vote of the shareholders arises, it is intended that the proxy holders will vote the shares they represent as the Board may recommend. The enclosed proxy grants the proxy holders discretionary authority to vote on any such other matters properly brought before the Annual Meeting.

By Order of the Board of Directors,

April 22, 2010	By:	/s/ Ramin Najafi, Ph.D.
Ramin (“Ron”) Najafi, Ph.D.
Chairman of the Board and Chief Executive Officer

Appendix A
Form of Agreement and Plan of Merger

AGREEMENT AND PLAN OF MERGER
OF NOVABAY PHARMACEUTICALS, INC.
(a California corporation)
AND
NOVABAY PHARMACEUTICALS, INC.
(a Delaware corporation)

This Agreement and Plan of Merger, dated as of [date], 2010 (the “Agreement”), is between NovaBay Pharmaceuticals, Inc., a California corporation (“NovaBay CA”), and NovaBay Pharmaceuticals, Inc., a Delaware corporation and wholly-owned subsidiary of NovaBay (“NovaBay DE”). NovaBay CA and NovaBay DE are sometimes referred to herein as the “Constituent Corporations.”

RECITALS

A.           NovaBay DE is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 70,000,000 shares, 65,000,000 of which are designated common stock, par value $0.01 per share, and 5,000,000 of which are designated preferred stock, par value $0.01 per share. The preferred stock of NovaBay DE is undesignated as to series, rights, preferences, privileges or restrictions. As of [date], 2010, 100 shares of common stock were issued and outstanding, all of which were held by NovaBay CA, and no shares of preferred stock were issued and outstanding.

B.           NovaBay CA is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 70,000,000 shares, 65,000,000 of which are designated common stock, par value $0.01 per share, and 5,000,000 of which are designated preferred stock, par value $0.01 per share. The preferred stock of NovaBay CA is undesignated as to series, rights, preferences, privileges or restrictions. As of [date], 2010, [_____________] shares of common stock and no shares of preferred stock were issued and outstanding.

C.           The Board of Directors of NovaBay CA has determined that, for the purpose of effecting the reincorporation of NovaBay CA in the State of Delaware, it is advisable and in the best interests of NovaBay CA and its shareholders that NovaBay CA merge with and into NovaBay DE upon the terms and conditions herein provided.

D.           The respective Boards of Directors of NovaBay DE and NovaBay CA have approved and declared the advisability of this Agreement, and have directed that this Agreement be submitted to a vote of their respective sole shareholder and shareholders and executed by the undersigned officers.

AGREEMENT

In consideration of the mutual agreements and covenants set forth herein, NovaBay DE and NovaBay CA hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

1.            MERGER

1.1           Merger.  In accordance with the provisions of this Agreement, the Delaware General Corporation Law (“DGCL”) and the California General Corporation Law (“CGCL”), NovaBay CA shall be merged with and into NovaBay DE (the “Merger”), the separate existence of NovaBay CA shall cease and NovaBay DE shall survive the Merger and shall continue to be governed by the laws of the State of Delaware, and NovaBay DE shall be, and is herein sometimes referred to as, the “Surviving Corporation”. The name of the Surviving Corporation shall be “NovaBay Pharmaceuticals, Inc.”

1.2           Filing and Effectiveness.  Subject to applicable law, the Merger shall become effective when the following actions shall have been completed:

1

(a)           This Agreement shall have been adopted by the sole shareholder of NovaBay DE and the principal terms of this Agreement shall have been approved by the shareholders of NovaBay CA in accordance with the requirements of the DGCL and the CGCL, respectively;

(b)           All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; and

(c)           A certificate of merger meeting the requirements of the DGCL (the “Certificate of Merger”) shall have been filed with the Secretary of State of the State of Delaware and this Agreement, together with a Certificate of Ownership as provided in Section 1110 of the CGCL or the Certificate of Merger, shall have been filed with the Secretary of State of the State of California or, in the case of the applicable requirements of California law, as otherwise provided by the CGCL.

The date and time when the Merger shall become effective, as aforesaid, is herein called the “Effective Date of the Merger.”

1.3           Effect of the Merger.  Upon the Effective Date of the Merger, the separate existence of NovaBay CA shall cease and NovaBay DE, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and NovaBay CA’s Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of NovaBay CA in the manner more fully set forth in Section 259 of the DGCL, (iv) shall continue to be subject to all of the debts, liabilities and obligations of NovaBay DE as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of NovaBay CA in the same manner as if NovaBay DE had itself incurred them, all as more fully provided under the applicable provisions of the DGCL and the CGCL.

2.            CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

2.1           Certificate of Incorporation.  The Certificate of Incorporation of NovaBay DE as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.2           Bylaws.  The Bylaws of NovaBay DE as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.3           Directors and Officers.  The directors and officers of NovaBay CA immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation serving in the same class of directors until their successors shall have been duly elected and qualified or until as otherwise provided by law or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

3.            MANNER OF CONVERSION OF STOCK

3.1           NovaBay CA Common Stock.  Upon the Effective Date of the Merger, each share of NovaBay CA common stock, $0.01 par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into one (1) fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation.

2

3.2           NovaBay CA Options, Equity Incentive Plan Awards and Restricted Stock.

(a)           Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the 2007 Omnibus Incentive Plan, 2002 Stock Option Plan (to the extent stock awards continue to remain outstanding and subject to the terms of such plan) and 2005 Stock Option Plan (to the extent stock awards continue to remain outstanding and subject to the terms of such plan), the Director Compensation Plan and all other employee benefit plans of NovaBay CA (collectively, the “Incentive Plans”). Each outstanding and unexercised option or other right to purchase or receive, or a security convertible into, NovaBay CA common stock shall become an option or right to purchase or receive, or a security convertible into, the Surviving Corporation’s common stock on the basis of one share of the Surviving Corporation’s common stock for each share of NovaBay CA common stock issuable pursuant to any such option, right to purchase or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such NovaBay CA option, stock purchase right or convertible security at the Effective Date of the Merger. There are no options, purchase rights for or securities convertible into preferred stock of NovaBay CA under the Incentive Plans.

(b)           A number of shares of the Surviving Corporation’s common stock shall be reserved for issuance under the Incentive Plans equal to the number of shares of NovaBay CA common stock so reserved immediately prior to the Effective Date of the Merger.

3.3           NovaBay DE Common Stock.  Upon the Effective Date of the Merger, each share of common stock, par value $0.01 per share, of NovaBay DE issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by NovaBay DE, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares, without any consideration being delivered in respect thereof.

3.4           Exchange of Certificates.  After the Effective Date of the Merger, each holder of a certificate representing shares of NovaBay CA common stock outstanding immediately prior to the Effective Date of the Merger may, at such shareholder’s option, surrender the same for cancellation to an exchange agent designated by the Surviving Corporation (the “Exchange Agent”), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation’s common stock into which the shares formerly represented by the surrendered certificate were converted as herein provided. Unless and until so surrendered, each certificate representing shares of NovaBay CA common stock outstanding immediately prior to the Effective Date of the Merger shall be deemed for all purposes, from and after the Effective Date of the Merger, to represent the number of shares of the Surviving Corporation’s common stock into which such shares of NovaBay CA common stock were converted in the Merger.

The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of common stock of the Surviving Corporation represented by such certificate as provided above.

Each certificate representing common stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of NovaBay CA so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

4.            CONDITIONS

4.1           The obligations of NovaBay CA under this Agreement shall be conditioned upon the occurrence of the following events:

(a)           Shareholder Approval.  The principal terms of this Merger Agreement shall have been duly approved by the shareholders of NovaBay CA;

(b)           Consents, Approvals or Authorizations.  Any consents, approvals or authorizations that NovaBay CA deems necessary or appropriate to be obtained in connection with the consummation of the Merger shall have been obtained, including, but not limited to, approvals with respect to federal and state securities laws; and

3

(c)           Stock Market Listing.  The Surviving Corporation’s common stock to be issued and reserved for issuance in connection with the Merger shall have been approved for listing by the NYSE Amex.

5.            GENERAL

5.1           Covenants of NovaBay DE.  NovaBay DE covenants and agrees that it will, on or before the Effective Date of the Merger:

(a)           Qualify to do business as a foreign corporation in the State of California and in connection therewith appoint an agent for service of process as required under the provisions of Section 2105 of the CGCL;

(b)           File the Certificate of Merger with the Secretary of State of the State of Delaware;

(c)           File this Agreement, together with the Certificate of Ownership, or the Certificate of Merger, with the Secretary of State of the State of California;

(d)           Take such other actions as may be required by the CGCL.

5.2           Further Assurances. From time to time, as and when required by NovaBay DE or by its successors or assigns, there shall be executed and delivered on behalf of NovaBay CA such deeds and other instruments, and there shall be taken or caused to be taken by NovaBay DE and NovaBay CA such further and other actions as shall be appropriate or necessary to vest or perfect in or conform of record or otherwise by NovaBay DE the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of NovaBay CA and otherwise to carry out the purposes of this Agreement, and the officers and directors of NovaBay DE are fully authorized in the name and on behalf of NovaBay CA or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

5.3           Abandonment. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either NovaBay CA or of NovaBay DE, or of both, notwithstanding the approval of the principal terms of this Agreement by the shareholders of NovaBay CA or the adoption of this Agreement by the sole shareholder of NovaBay DE, or by both.

5.4           Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the Effective Date of the Merger, provided that an amendment made subsequent to applicable shareholder or shareholder approval shall not, unless approved by such shareholders or shareholders as required by law:

(a)           Alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation;

(b)           Alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or

(c)           Alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

5.5           Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the CGCL.

5.6           Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

4

IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of NovaBay Pharmaceuticals, Inc., a California corporation, and NovaBay Pharmaceuticals, Inc., a Delaware corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.
NOVABAY PHARMACEUTICALS, INC., a California corporation

By:
Ramin (“Ron”) Najafi President and Chief Executive Officer

By:
Thomas J. Paulson Chief Financial Officer and Secretary

NOVABAY PHARMACEUTICALS, INC., a Delaware corporation

By:
Ramin (“Ron”)Najafi President and Chief Executive Officer

5

Appendix B
Form of Certificate of Incorporation of NovaBay (Delaware)
to be effective after the Reincorporation

CERTIFICATE OF INCORPORATION
OF
NOVABAY PHARMACEUTICALS, INC.

The undersigned, a natural person (the “Sole Incorporator”), for the purpose of organizing a corporation to conduct the business and promote the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware hereby certifies that:

I.

The name of this corporation is NovaBay Pharmaceuticals, Inc. (the “Corporation”).

II.

The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, County of Newcastle and the name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company.

III.

The purpose of this Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law (“DGCL”).

IV.

A. This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is Seventy Million (70,000,000) shares. Sixty-Five Million (65,000,000) shares shall be Common Stock, each having a par value of one cent ($0.01) per share. Five Million (5,000,000) shares shall be Preferred Stock, each having a par value of one cent ($0.01) per share.

B. The Preferred Stock may be issued from time to time in one or more series without further stockholder approval. The Board of Directors is hereby expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the DGCL. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Corporation entitled to vote thereon, without a separate vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any certificate of designation filed with respect to any series of Preferred Stock.

1

C. Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

V.

For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

A. Management of the Business.  The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. [Alternative 1 to be used if the shareholders of the Company approve Proposal 4:  “The number of directors which shall constitute the Board of Directors shall be fixed exclusively by resolutions adopted by a majority of the Board of Directors.”][Alternative 2 to be used if the shareholders of the Company do not approve Proposal 4:  “The number of directors to constitute the whole board of directors shall not be less than nine (9) nor more than eleven (11), and the exact number of directors shall be fixed within these specified limits by the board of directors in the manner provided in the Bylaws.”]

B. Election of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided into three classes designated as Class I, Class II and Class III, respectively.  At the annual meeting of stockholders in 2011, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the annual meeting of stockholders in 2012, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the annual meeting of stockholders in 2013, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.

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Notwithstanding the foregoing provisions of this section, each director shall serve until his successor is duly elected and qualified or until his earlier death, resignation or removal.  No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

C. Vacancies.  Subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors may, except as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors.  Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified.

VI.

A. The liability of the directors for monetary damages shall be eliminated to the fullest extent under applicable law. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated to the fullest extent permitted by the DGCL, as so amended.

B. Any repeal or modification of this Article VI shall be prospective and shall not affect the rights under this Article VI in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

VII.

A. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in paragraph B. of this Article VII, and all rights conferred upon the stockholders herein are granted subject to this reservation.

B. Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Corporation required by law or by this Certificate of Incorporation or any certificate of designation filed with respect to a series of Preferred Stock, the affirmative vote of the holders of at least sixty-six and two thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal paragraph B of Article V or this Article VII.

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VIII.

The name and the mailing address of the Sole Incorporator is as follows:

Name	Mailing Address

Theresa Granados-Uriarte	NovaBay Pharmaceuticals, Inc.
5890 Horton Street, Suite 550
Emeryville, CA 94608

In Witness Whereof, this Certificate has been subscribed this ____ day of ____________, 2010 by the undersigned who affirms that the statements made herein are true and correct.

Theresa Granados-Uriarte Sole Incorporator

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Appendix C
Form of Bylaws of NovaBay (Delaware)
to be effective after the Reincorporation

BYLAWS

OF

NOVABAY PHARMACEUTICALS, INC.
 (A DELAWARE CORPORATION)

ARTICLE I

OFFICES

Section 1.               Registered Office. The registered office of the corporation in the State of Delaware shall be in the City of Wilmington, County of Newcastle.

Section 2.               Other Offices. The corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE II

CORPORATE SEAL

Section 3.              Corporate Seal. The Board of Directors may adopt a corporate seal. The corporate seal shall consist of a die bearing the name of the corporation and the inscription, “Corporate Seal-Delaware.” Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE III

STOCKHOLDERS’ MEETINGS

Section 4.              Place Of Meetings. Meetings of the stockholders of the corporation may be held at such place, either within or without the State of Delaware, as may be determined from time to time by the Board of Directors. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as provided under the Delaware General Corporation Law (“DGCL”).

Section 5.              Annual Meetings.

(a)           The annual meeting of the stockholders of the corporation, for the purpose of election of directors and for such other business as may properly come before it, shall be held o n such date and at such time as may be designated from time to time by the Board of Directors. Nominations of persons for election to the Board of Directors of the corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders: (i) pursuant to the corporation’s notice of meeting of stockholders (with respect to business other than nominations); (ii) brought specifically by or at the direction of the Board of Directors; or (iii) by any stockholder of the corporation who was a stockholder of record at the time of giving the stockholder’s notice provided for in Section 5(b) below, who is entitled to vote at the meeting and who complied with the notice procedures set forth in Section 5. For the avoidance of doubt, clause (iii) above shall be the exclusive means for a stockholder to make nominations and submit other business (other than matters properly included in the corporation’s notice of meeting of stockholders and proxy statement under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “1934 Act”)) before an annual meeting of stockholders.

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(b)           At an annual meeting of the stockholders, only such business shall be conducted as is a proper matter for stockholder action under Delaware law and as shall have been properly brought before the meeting.

(i)           For nominations for the election to the Board of Directors to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 5(a) of these Bylaws, the stockholder must deliver written notice to the Secretary at the principal executive offices of the corporation on a timely basis as set forth in Section 5(b)(iii) and must update and supplement such written notice on a timely basis as set forth in Section 5(c). Such stockholder’s notice shall set forth: (A) as to each nominee such stockholder proposes to nominate at the meeting: (1) the name, age, business address and residence address of such nominee, (2) the principal occupation or employment of such nominee, (3) the class and number of shares of each class of capital stock of the corporation which are owned of record and beneficially by such nominee, (4) the date or dates on which such shares were acquired and the investment intent of such acquisition, (5) a statement whether such nominee, if elected, intends to tender, promptly following such person’s failure to receive the required vote for election or re-election at the next meeting at which such person would face election or re-election, and (6) such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named as a nominee and to serving as a director if elected); and (B) the information required by Section 5(b)(iv). The corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such proposed nominee.

(ii)           Other than proposals sought to be included in the corporation’s proxy materials pursuant to Rule 14(a)-8 under the 1934 Act, for business other than nominations for the election to the Board of Directors to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 5(a) of these Bylaws, the stockholder must deliver written notice to the Secretary at the principal executive offices of the corporation on a timely basis as set forth in Section 5(b)(iii), and must update and supplement such written notice on a timely basis as set forth in Section 5(c). Such stockholder’s notice shall set forth: (A) as to each matter such stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest (including any anticipated benefit of such business to any Proponent (as defined below) other than solely as a result of its ownership of the corporation’s capital stock, that is material to any Proponent individually, or to the Proponents in the aggregate) in such business of any Proponent; and (B) the information required by Section 5(b)(iv).

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(iii)           To be timely, the written notice required by Section 5(b)(i) or 5(b)(ii) must be received by the Secretary at the principal executive offices of the corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that, subject to the last sentence of this Section 5(b)(iii), in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall an adjournment or a postponement of an annual meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder’s notice as described above.

(iv)           The written notice required by Section 5(b)(i) or 5(b)(ii) shall also set forth, as of the date of the notice and as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a “Proponent” and collectively, the “Proponents”): (A) the name and address of each Proponent, as they appear on the corporation’s books; (B) the class, series and number of shares of the corporation that are owned beneficially and of record by each Proponent; (C) a description of any agreement, arrangement or understanding (whether oral or in writing) with respect to such nomination or proposal between or among any Proponent and any of its affiliates or associates, and any others (including their names) acting in concert, or otherwise under the agreement, arrangement or understanding, with any of the foregoing; (D) a representation that the Proponents are holders of record or beneficial owners, as the case may be, of shares of the corporation entitled to vote at the meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice (with respect to a notice under Section 5(b)(i)) or to propose the business that is specified in the notice (with respect to a notice under Section 5(b)(ii)); (E) a representation as to whether the Proponents intend to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the corporation’s voting shares to elect such nominee or nominees (with respect to a notice under Section 5(b)(i)) or to carry such proposal (with respect to a notice under Section 5(b)(ii)); (F) to the extent known by any Proponent, the name and address of any other stockholder supporting the proposal on the date of such stockholder’s notice; and (G) a description of all Derivative Transactions (as defined below) by each Proponent during the previous twelve (12) month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such Derivative Transactions.

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For purposes of Sections 5 and 6, a “Derivative Transaction” means any agreement, arrangement, interest or understanding entered into by, or on behalf or for the benefit of, any Proponent or any of its affiliates or associates, whether record or beneficial:

(w)           the value of which is derived in whole or in part from the value of any class or series of shares or other securities of the corporation,

(x)           which otherwise provides any direct or indirect opportunity to gain or share in any gain derived from a change in the value of securities of the corporation,

(y)           the effect or intent of which is to mitigate loss, manage risk or benefit of security value or price changes, or

(z)           which provides the right to vote or increase or decrease the voting power of, such Proponent, or any of its affiliates or associates, with respect to any securities of the corporation,

which agreement, arrangement, interest or understanding may include, without limitation, any option, warrant, debt position, note, bond, convertible security, swap, stock appreciation right, short position, profit interest, hedge, right to dividends, voting agreement, performance-related fee or arrangement to borrow or lend shares (whether or not subject to payment, settlement, exercise or conversion in any such class or series), and any proportionate interest of such Proponent in the securities of the corporation held by any general or limited partnership, or any limited liability company, of which such Proponent is, directly or indirectly, a general partner or managing member.

(c)           A stockholder providing written notice required by Section 5(b)(i) or (ii) shall update and supplement such notice in writing, if necessary, so that the information provided or required to be provided in such notice is true and correct in all material respects as of (i) the record date for notice of the meeting and (ii) the date that is five (5) business days prior to the meeting and, in the event of any adjournment or postponement thereof, five (5) business days prior to such adjourned or postponed meeting. In the case of an update and supplement pursuant to clause (i) of this Section 5(c), such update and supplement shall be received by the Secretary at the principal executive offices of the corporation not later than five (5) business days after the record date for notice of the meeting. In the case of an update and supplement pursuant to clause (ii) of this Section 5(c), such update and supplement shall be received by the Secretary at the principal executive offices of the corporation not later than two (2) business days prior to the date for the meeting, and, in the event of any adjournment or postponement thereof, two (2) business days prior to such adjourned or postponed meeting.

(d)           Notwithstanding anything in Section 5(b)(iii) to the contrary, in the event that the number of directors in an Expiring Class is increased and there is no public announcement of the appointment of a director to such class, or, if no appointment was made, of the vacancy in such class, made by the corporation at least ten (10) days before the last day a stockholder may deliver a notice of nomination in accordance with Section 5(b)(iii), a stockholder’s notice required by this Section 5 and which complies with the requirements in Section 5(b)(i), other than the timing requirements in Section 5(b)(iii), shall also be considered timely, but only with respect to nominees for any new positions in such Expiring Class created by such increase, if it shall be received by the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the corporation. For purposes of this section, an “Expiring Class” shall mean a class of directors whose term shall expire at the next annual meeting of stockholders.

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(e)           A person shall not be eligible for election or re-election as a director unless the person is nominated either in accordance with clause (ii) of Section 5(a), or in accordance with clause (iii) of Section 5(a). Only such business shall be conducted at an annual meeting as shall have been brought before the meeting in accordance with the procedures set forth in this section. Except as otherwise required by law, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, or the Proponent does not act in accordance with the representations in Sections 5(b)(iv)(D) and 5(b)(iv)(E), to declare that such proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded, notwithstanding that proxies in respect of such nominations or such business may have been solicited or received.

(f)           Notwithstanding the foregoing provisions of this Section 5, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders’ meeting, a stockholder must also comply with all applicable requirements of the 1934 Act and the rules and regulations thereunder. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the 1934 Act; provided, however, that any references in these Bylaws to the 1934 Act or the rules and regulations thereunder are not intended to and shall not limit the requirements applicable to proposals and/or nominations to be considered pursuant to Section 5(a)(iii) of these Bylaws.

(g)           For purposes of Sections 5 and 6,

(i)           “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act; and

(ii)           “affiliates” and “associates” shall have the meanings set forth in Rule 405 under the Securities Act of 1933, as amended (the “1933 Act”).

Section 6.              Special Meetings.

(a)           Special meetings of the stockholders of the corporation may be called, for any purpose as is a proper matter for stockholder action under Delaware law, by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption).

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(b)           For a special meeting called pursuant to Section 6(a), the Board of Directors shall determine the time and place of such special meeting. Following determination of the time and place of the meeting, the Secretary shall cause a notice of meeting to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7 of these Bylaws.  No business may be transacted at a special meeting otherwise than as specified in the notice of meeting.

(c)           Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the corporation who is a stockholder of record at the time of giving notice provided for in this paragraph, who shall be entitled to vote at the meeting and who delivers written notice to the Secretary of the corporation setting forth the information required by Section 5(b)(i). In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder of record may nominate a person or persons (as the case may be), for election to such position(s) as specified in the corporation’s notice of meeting, if written notice setting forth the information required by Section 5(b)(i) of these Bylaws shall be received by the Secretary at the principal executive offices of the corporation not later than the close of business on the later of the ninetieth (90th) day prior to such meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The stockholder shall also update and supplement such information as required under Section 5(c). In no event shall an adjournment or a postponement of a special meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder’s notice as described above.

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(d)           Notwithstanding the foregoing provisions of this Section 6, a stockholder must also comply with all applicable requirements of the 1934 Act and the rules and regulations thereunder with respect to matters set forth in this Section 6. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the 1934 Act; provided, however, that any references in these Bylaws to the 1934 Act or the rules and regulations thereunder are not intended to and shall not limit the requirements applicable to nominations for the election to the Board of Directors to be considered pursuant to Section 6(c) of these Bylaws.

Section 7.              Notice Of Meetings. Except as otherwise provided by law, notice, given in writing or by electronic transmission in the manner provided in Section 232 of the DGCL, of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting, such notice to specify the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at any such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining the stockholders entitled to notice of the meeting and, in the case of special meetings, the purpose or purposes of the meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the corporation. Notice of the time, place, if any, and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, or by electronic transmission by such person, either before or after such meeting, and will be waived by any stockholder by his or her attendance thereat in person, by remote communication, if applicable, or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

Section 8.              Quorum. At all meetings of stockholders, except where otherwise provided by statute or by the Certificate of Incorporation, or by these Bylaws, the presence, in person, by remote communication, if applicable, or by proxy duly authorized, of the holders of a majority of the voting power of all of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the voting power of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by statute or by applicable stock exchange rules, or by the Certificate of Incorporation or these Bylaws, in all matters other than the election of directors, the affirmative vote of the majority of the voting power of shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the subject matter shall be the act of the stockholders. Except as otherwise provided by statute, the Certificate of Incorporation or these Bylaws, directors shall be elected by a plurality of the votes of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, a majority of the voting power of the outstanding shares of such class or classes or series, present in person, by remote communication, if applicable, or represented by proxy duly authorized, shall constitute a quorum entitled to take action with respect to that vote on that matter. Except where otherwise provided by statute or by the Certificate of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of the voting power of the shares of such class or classes or series present in person, by remote communication, if applicable, or represented by proxy at the meeting shall be the act of such class or classes or series.

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Section 9.              Adjournment And Notice Of Adjourned Meetings. Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the voting power of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting. When a meeting is adjourned to another time or place, if any, notice need not be given of the adjourned meeting if the time and place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 38 hereof, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

Section 10.            Voting Rights. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation on the record date, as provided in Section 12 of these Bylaws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote shall have the right to do so either in person, by remote communication, if applicable, or by an agent or agents authorized by a proxy granted in accordance with Delaware law. An agent so appointed need not be a stockholder. No proxy shall be voted or acted upon after three (3) years from its date of creation unless the proxy provides for a longer period.

Section 11.            Joint Owners Of Stock. If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one (1) votes, his or her act binds all; (b) if more than one (1) vote, the act of the majority so voting binds all; or (c) if more than one (1) vote, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or any person voting the shares , or a beneficiary, if any, may apply to the Delaware Court of Chancery or such other court as may have jurisdiction for relief as provided in the DGCL, Section 217(b). If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.

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Section 12.            List Of Stockholders. The officer who has charge of the stock ledger of the corporation or the transfer agent shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten (10) days prior to the meeting (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then such list shall be open to examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network and the information required to access such list shall be provided with the notice of the meeting.

Section 13.            Action Without Meeting.

No action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with these Bylaws, and no action shall be taken by the stockholders by written consent or by electronic transmission.

Section 14.            Organization.

(a)           At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting chosen by a majority of the voting power of the shares, present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote shall act as chairman. The Secretary, or, in his or her absence, any other person directed to do so by the chairman of the meeting, shall act as secretary of the meeting.

(b)           The Board of Directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

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ARTICLE IV

DIRECTORS

Section 15.            Number And Term Of Office. [Alternative 1 to be used if the shareholders of the Company approve Proposal 4: "The authorized number of directors of the corporation shall be fixed in accordance with the Certificate of Incorporation."]  [Alternative 2 to be used if the shareholders of the Company do not approve Proposal 4: "The number of directors of the corporation shall not be less than nine (9) nor more than eleven (11).  The exact number of directors shall be determined by the Board of Directors from time to time, within the limits specified above."]  Directors need not be stockholders unless so required by the Certificate of Incorporation."

Section 16.            Powers. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by statute or by the Certificate of Incorporation.

Section 17.            Classes of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. At the first annual meeting of stockholders following the initial classification of the Board of Directors, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following such initial classification, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following such initial classification, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.

Notwithstanding the foregoing provisions of this section, each director shall serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Section 18.            Vacancies.

(a)           Unless otherwise provided in the Certificate of Incorporation or by applicable law, and subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director, and not by the stockholders, provided, however, that whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Section 18 in the case of the death, removal or resignation of any director.

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Section 19.            Resignation. Any director may resign at any time by delivering his or her notice in writing or by electronic transmission to the Secretary, such resignation to specify whether it will be effective at a particular time. If no such specification is made, it shall be deemed effective upon receipt by the Secretary. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office for the unexpired portion of the term of the Director whose place shall be vacated and until his or her successor shall have been duly elected and qualified.

Section 20.            Removal.

(a)           Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, neither the Board of Directors nor any individual director may be removed without cause.

(b)           Subject to any limitation imposed by law, any individual director or directors may be removed with cause by the affirmative vote of the holders of a majority of the voting power of all then outstanding shares of capital stock of the corporation entitled to vote generally at an election of directors.

Section 21.            Meetings.

(a)           Regular Meetings. Unless otherwise restricted by the Certificate of Incorporation, regular meetings of the Board of Directors may be held at any time or date and at any place within or without the State of Delaware which has been designated by the Board of Directors and publicized among all directors, either orally or in writing, by telephone, including a voice-messaging system or other system designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means. No further notice shall be required for regular meetings of the Board of Directors.

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(b)           Special Meetings. Unless otherwise restricted by the Certificate of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board, the Chief Executive Officer, any Vice President, the Secretary or any two directors.

(c)           Meetings by Electronic Communications Equipment. Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

(d)           Notice of Special Meetings. Notice of the time and place of all special meetings of the Board of Directors shall be delivered orally or in writing, by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, facsimile, telegraph or telex, or by electronic transmission, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting. If notice is sent by US mail, it shall be sent by first class mail, charges prepaid, at least three (3) days before the date of the meeting.

(e)           Waiver of Notice. Notice of any meeting may be waived in writing, or by electronic transmission, at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though it had been transacted at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present who did not receive notice shall sign a written waiver of notice or shall waive notice by electronic transmission. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 22.            Quorum And Voting.

(a)           Unless the Certificate of Incorporation requires a greater number, and except with respect to questions related to indemnification arising under Section 44 for which a quorum shall be one-third of the total number of directors fixed from time to time, a quorum of the Board of Directors shall consist of a majority of the total number of authorized directors fixed from time to time by the Board of Directors in accordance with the Certificate of Incorporation; provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, or such earlier date, without notice other than by announcement at the meeting.

(b)           At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation or these Bylaws.

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Section 23.           Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and such writing or writings or transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 24.           Fees And Compensation. Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

Section 25.           Committees.

(a)           Executive Committee. The Board of Directors may appoint an Executive Committee to consist of one (1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopting, amending or repealing any Bylaw of the corporation.

(b)           Other Committees. The Board of Directors may, from time to time, appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall any such committee have the powers denied to the Executive Committee in these Bylaws.

(c)           Term. The Board of Directors, subject to any requirements of any outstanding series of Preferred Stock and the provisions of subsections (a) or (b) of this Section 25, may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his or her death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, and any alternate member in his or her place, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

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(d)           Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 25 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing or by electronic transmission at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Unless otherwise provided by the Board of Directors in the resolutions authorizing the creation of the committee, a majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

Section 26.           Chairman of the Board; Lead Independent Director. The Chairman of the Board of Directors shall be appointed by the Board of Directors, and when present shall preside at all meetings of the stockholders and the Board of Directors.  The Chairman of the Board of Directors shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time.  The Chairman of the Board of Directors, or if the Chairman is not an independent director, one of the independent directors, may be designated by the Board of Directors as lead independent director to serve until replaced by the Board of Directors (“Lead Independent Director”). The Lead Independent Director will: with the Chairman of the Board of Directors, establish the agenda for regular Board meetings and serve as chairman of Board of Directors meetings in the absence of the Chairman of the Board of Directors; establish the agenda for meetings of the independent directors; coordinate with the committee chairs regarding meeting agendas and informational requirements; preside over meetings of the independent directors; preside over any portions of meetings of the Board of Directors at which the evaluation or compensation of the Chief Executive Officer is presented or discussed; preside over any portions of meetings of the Board of Directors at which the performance of the Board of Directors is presented or discussed; and perform such other duties as may be established or delegated by the Chairman of the Board of Directors.

Section 27.           Organization. At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the Lead Independent Director, or if the Lead Independent Director is absent, the Chief Executive Officer (if a director), or, if a Chief Executive Officer has not been appointed or is absent, the President (if a director), or if the President has note been appointed or is absent, the most senior Vice President (if a director), or, in the absence of any such person, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his or her absence, any Assistant Secretary or other officer or director directed to do so by the chairman of the meeting, shall act as secretary of the meeting.

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ARTICLE V

OFFICERS

Section 28.           Officers Designated. The officers of the corporation shall include, if and when designated by the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer and the Treasurer. The Board of Directors may also appoint one or more Assistant Secretaries and Assistant Treasurers and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors.

Section 29.           Tenure And Duties Of Officers.

(a)           General. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

(b)           Duties of Chief Executive Officer. The Chief Executive Officer shall preside at all meetings of the stockholders, unless the Chairman of the Board of Directors or the Lead Independent Director has been appointed and is present. Unless an officer has been appointed Chief Executive Officer of the corporation, the President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. To the extent that a Chief Executive Officer has been appointed and no President has been appointed, all references in these Bylaws to the President shall be deemed references to the Chief Executive Officer. The Chief Executive Officer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time.

(c)           Duties of President. The President shall preside at all meetings of the stockholders, unless the Chairman of the Board of Directors , the Lead Independent Director, or the Chief Executive Officer has been appointed and is present. Unless another officer has been appointed Chief Executive Officer of the corporation, the President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. The President shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time.

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(d)           Duties of Vice Presidents. The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer, or, if the Chief Executive Officer has not been appointed or is absent, the President shall designate from time to time.

(e)           Duties of Secretary. The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties provided for in these Bylaws and other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary or other officer to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(f)            Duties of Chief Financial Officer. The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Chief Financial Officer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. To the extent that a Chief Financial Officer has been appointed and no Treasurer has been appointed, all references in these Bylaws to the Treasurer shall be deemed references to the Chief Financial Officer. The President may direct the Treasurer, if any, or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(g)           Duties of Treasurer. Unless another officer has been appointed Chief Financial Officer of the corporation, the Treasurer shall be the chief financial officer of the corporation and shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President, and, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Treasurer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

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Section 30.            Delegation Of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

Section 31.            Resignations. Any officer may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract with the resigning officer.

Section 32.            Removal. Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written or electronic consent of the directors in office at the time, or by any committee of the Board of Directors or by the Chief Executive Officer or by other superior officers upon whom such power of removal may have been conferred by the Board of Directors.

ARTICLE VI

EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES OWNED BY THE CORPORATION

Section 33.            Execution Of Corporate Instruments.

(a)           The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the corporation any corporate instrument or document, or to sign on behalf of the corporation the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the corporation.

(b)           Unless otherwise specifically determined by the Board of Directors or otherwise required by law, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the corporation, and other corporate instruments or documents requiring the corporate seal, if any, and certificates of shares of stock owned by the corporation, shall be executed, signed or endorsed by the Chairman of the Board of Directors, or the Chief Executive Officer or the President or any Vice President, and by the Secretary or Treasurer or any Assistant Secretary or Assistant Treasurer. All other instruments and documents requiring the corporate signature, but not requiring the corporate seal, may be executed as aforesaid or in such other manner as may be directed by the Board of Directors.

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All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge the corporation’s credit or to render it liable for any purpose or for any amount.

Section 34.           Voting Of Securities Owned By The Corporation. All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President, or any Vice President.

ARTICLE VII

SHARES OF STOCK

Section 35.            Form And Execution Of Certificates. The shares of the corporation shall be represented by certificates, or shall be uncertificated if so determined by the Board of Directors. Certificates for the shares of stock, if any, shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock of the corporation represented by certificate shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman of the Board of Directors, or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him or her in the corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he or she were such officer, transfer agent, or registrar at the date of issue.

Section 36.            Lost Certificates. A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed and on such terms and conditions as the corporation may require. The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or the owner’s legal representative, to agree to indemnify the corporation in such manner as it shall require or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

Section 37.            Transfers.

(a)           Transfers of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and, in the case of stock represented by certificate, upon the surrender of a properly endorsed certificate or certificates for a like number of shares and proper evidence of compliance with other conditions of applicable law, by contract or otherwise to the rightful transfer.

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(b)           Upon receipt of proper transfer instructions and proper evidence of compliance with other conditions of applicable law, by contract or otherwise to rightful transfer from the registered owner of the uncertificated or certificated shares, any certificates representing the shares so transferred shall be cancelled, and issuance of a stock certificate or uncertificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the corporation.

(c)           The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

Section 38.            Fixing Record Dates.

(a)           In order that the corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, subject to applicable law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board of Director so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this Section 38 at the adjourned meeting..

(b)           In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

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Section 39.           Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VIII

OTHER SECURITIES OF THE CORPORATION

Section 40.           Execution Of Other Securities. All bonds, debentures and other corporate securities of the corporation, other than stock certificates (covered in Section 35), may be signed by the Chairman of the Board of Directors, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

ARTICLE IX

DIVIDENDS

Section 41.            Declaration Of Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation and applicable law, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation and applicable law.

Section 42.           Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

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ARTICLE X

FISCAL YEAR

Section 43.            Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors. In the absence of such resolution, the fiscal year shall be the calendar year.

ARTICLE XI

INDEMNIFICATION

Section 44.            Indemnification of Directors, Officers, Employees and Other Agents.

(a)           Directors and Officers. The corporation shall indemnify its directors and officers to the extent not prohibited by the DGCL or any other applicable law; provided, however, that the corporation may modify the extent of such indemnification by individual contracts with its directors and officers; and, provided, further, that the corporation shall not be required to indemnify any director officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the corporation, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the DGCL or any other applicable law or (iv) such indemnification is required to be made under subsection (d).

(b)           Employees and Other Agents. The corporation shall have power to indemnify its employees and other agents as set forth in the DGCL or any other applicable law. The Board of Directors shall have the power to delegate the determination of whether indemnification shall be given to any such person to such officers or other persons as the Board of Directors shall determine.

(c)           Expenses. The corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or officer, of the corporation, or is or was serving at the request of the corporation as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or officer in connection with such proceeding provided, however, that if the DGCL requires, an advancement of expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this section or otherwise.

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Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (e) of this section, no advance shall be made by the corporation to an officer of the corporation (except by reason of the fact that such officer is or was a director of the corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by a majority vote of directors who were not parties to the proceeding, even if not a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or such directors so direct, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation

(d)           Enforcement. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors or officers under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the corporation and the director or officers. Any right to indemnification or advances granted by this section to a director or officers shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. To the extent permitted by law, the claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting the claim. In connection with any claim for indemnification, the corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the DGCL or any other applicable law for the corporation to indemnify the claimant for the amount claimed. In connection with any claim by an officer of the corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such officer is or was a director of the corporation) for advances, the corporation shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his or her conduct was lawful. Neither the failure of the corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL or any other applicable law, nor an actual determination by the corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct. In any suit brought by a director or officer to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the director or officer is not entitled to be indemnified, or to such advancement of expenses, under this section or otherwise shall be on the corporation.

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(e)           Non-Exclusivity of Rights. The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any applicable statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the DGCL, or by any other applicable law.

(f)           Survival of Rights. The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(g)           Insurance. To the fullest extent permitted by the DGCL or any other applicable law, the corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this section.

(h)           Amendments. Any repeal or modification of this section shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

(i)           Saving Clause. If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and officer to the full extent not prohibited by any applicable portion of this section that shall not have been invalidated, or by any other applicable law. If this section shall be invalid due to the application of the indemnification provisions of another jurisdiction, then the corporation shall indemnify each director and officer to the full extent under any other applicable law.

(j)           Certain Definitions. For the purposes of this Bylaw, the following definitions shall apply:

(i)           The term “proceeding” shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

(ii)           The term “expenses” shall be broadly construed and shall include, without limitation, court costs, attorneys’ fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

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(iii)           The term the “corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this section with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

(iv)           References to a “director,” “executive officer,” “officer,” “employee,” or “agent” of the corporation shall include, without limitation, situations where such person is serving at the request of the corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

(v)           References to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this section.

ARTICLE XII

NOTICES

Section 45.            Notices.

(a)           Notice To Stockholders. Notice to stockholders of stockholder meetings shall be given as provided in Section 7 herein. Without limiting the manner by which notice may otherwise be given effectively to stockholders under any agreement or contract with such stockholder, and except as otherwise required by law, notice to stockholders for purposes other than stockholder meetings may be sent by US mail or electronic transmission in the manner provided in Section 232 of the DGCL.

(b)           Notice To Directors. Any notice required to be given to any director may be given by the method stated in subsection (a), as otherwise provided in these Bylaws, or by overnight delivery service, facsimile, telex or telegram, except that such notice other than one which is delivered personally shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

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(c)           Affidavit Of Mailing. An affidavit of mailing, executed by the Secretary or the Assistant Secretary or the transfer agent appointed with respect to the class of stock affected, or other agent, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

(d)           Methods of Notice. It shall not be necessary that the same method of giving notice be employed in respect of all recipients of notice, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

(e)           Notice To Person With Whom Communication Is Unlawful. Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

(f)           Notice to Stockholders Sharing an Address. Except as otherwise prohibited under DGCL, any notice given under the provisions of DGCL, the Certificate of Incorporation or the Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Such consent shall have been deemed to have been given if such stockholder fails to object in writing to the corporation within sixty (60) days of having been given notice by the corporation of its intention to send the single notice. Any consent shall be revocable by the stockholder by written notice to the corporation.

ARTICLE XIII

AMENDMENTS

Section 46.           Subject to the limitations set forth in Section 44(h) of these Bylaws or the provisions of the Certificate of Incorporation, the Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the corporation. Any adoption, amendment or repeal of the Bylaws of the corporation by the Board of Directors shall require the approval of a majority of the total number of authorized directors. The stockholders also shall have power to adopt, amend or repeal the Bylaws of the corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the corporation required by law or by the Certificate of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of the outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class.

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ARTICLE XIV

LOANS TO OFFICERS

Section 47.           Loans To Officers. Except as otherwise prohibited by applicable law, the corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a director of the corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

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i

Table Of Contents
(continued)

ii

PROXY

NOVABAY PHARMACEUTICALS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of NOVABAY PHARMACEUTICALS, INC. (“NovaBay”) hereby appoints RAMIN (“RON”) NAJAFI and THOMAS J. PAULSON, and each of them, proxies of the undersigned, each with full power to act without the other and with power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of NovaBay to be held on Wednesday, June 16, 2010 at 2:00 p.m. Pacific Time at Woodfin Hotel Emeryville, 5800 Shellmound, Emeryville, California 94608 and at any adjournment or postponement thereof, and to vote all shares of NovaBay’s common stock held of record by the undersigned on April 20, 2010, with all the powers the undersigned would possess if personally present, in accordance with the instructions on the reverse hereof.

The undersigned hereby revokes any other proxy to vote at such Annual Meeting of Shareholders and hereby ratifies and confirms all that said proxies, and each of them, may lawfully do by virtue hereof.

(continued and to be signed on the reverse side)

(continued from other side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS BELOW, OR IF NO INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS WITH REGARD TO ANY OTHER MATTERS PROPERLY BROUGHT TO A VOTE AT THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

1.	To elect the three Class III directors named below to hold office until the 2013 Annual Meeting of Shareholders.

Nominees standing for election:

Ramin (“Ron”) Najafi	[ ] FOR	[ ] WITHHOLD AUTHORITY

Paul E. Freiman	[ ] FOR	[ ] WITHHOLD AUTHORITY

Harry F. Hixson Jr.	[ ] FOR	[ ] WITHHOLD AUTHORITY

2.	To ratify the appointment by our Audit Committee of OUM & Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

3.
To approve the principal terms of a certain Agreement and Plan of Merger between NovaBay and a wholly-owned Delaware subsidiary of NovaBay by which we will effect the reincorporation of NovaBay from California to Delaware (the “Reincorporation”).

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

4.	To approve, in the event that the Reincorporation is effected, the ability of the Board of Directors to determine the size of the Board of Directors.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

MARK HERE FOR ADDRESS CHANGE AND INDICATE NEW ADDRESS	[ ]
MARK HERE IF YOU PLAN TO ATTEND THE MEETING	[ ]

Date:

Signature

Signature

NOTE: This proxy must be signed exactly as your name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the shareholder is a corporation, a duly authorized officer should sign on behalf of the corporation and should indicate his or her title. If the shareholder is a partnership, please sign in the partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.